Annual Report as of
September 30, 1999

SEI INSTITUTIONAL
INTERNATIONAL
TRUST

-------------------------------------------------------
International Equity Fund
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Emerging Markets Equity Fund
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International Fixed Income Fund
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Emerging Markets Debt Fund


[LOGO OMITTED]
The art of people.
The science of results.

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TABLE OF CONTENTS
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Management's Discussion and Analysis
of Fund Performance
      INTERNATIONAL EQUITY FUND......................................     1
      EMERGING MARKETS EQUITY FUND...................................     2
      INTERNATIONAL FIXED INCOME FUND................................     4
      EMERGING MARKETS DEBT FUND.....................................     6
Statement of Net Assets/Schedules of Investments.....................     8
Statement of Assets and Liabilities..................................    23
Statement of Operations..............................................    24
Statement of Changes in Net Assets...................................    25
Financial Highlights.................................................    27
Notes to Financial Statements........................................    28
Report of Independent Accountants....................................    35
Notice to Shareholders...............................................    36


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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999


                            International Equity Fund

      OBJECTIVE. The International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.
      STRATEGY. The International Equity Fund is diversified across a number of markets and includes commitments to large-cap and small-cap shares. Exposure is also maintained to the growth and value styles of active management. Emphasis is placed on active security selection as the principal source of value-added as opposed to active country allocation. The Fund does not hedge foreign currency exposure.
      ANALYSIS. The International Equity Fund was up more than 37% for the one year period ending September 1999. The Fund outperformed its benchmark, the MSCI EAFE Index, by more than 6.5%. The Fund's strong outperformance was broad based, with value being added through security selection, industry allocation and country allocation.
      The non-U.S. developed markets rallied over the past year as the economic outlook around the world improved. During the third and fourth quarters of 1998, there was widespread concern that many parts of the world were vulnerable to a severe economic downturn. However, as evidence mounted that the global economy was beginning to recover, financial markets rallied. The surge in equity prices was broad based with all but the Austrian market posting positive gains. The European equity markets rose more than 17%, while the Pacific Rim markets rose more than 70%. Some countries posted truly exceptional gains over the year. Japan was up almost 80%, Finland was up more than 90% and Singapore rose more than 120%.
      The Fund's specialist active managers were able to add significant value above the benchmark over the period. Several themes have been driving the Fund's stock selection and sector and country weightings. Corporate restructuring and industry consolidations, two trends prevalent in the United States during the 1980's and early 1990's, have taken hold globally. The Fund's positioning in stocks such as Broken Hill Proprietary in Australia, Sony Corporation in Japan, Carrefour in France, and Vodafone Airtouch in the UK were plays on this theme.

---------------------------------------------------------------------
                         INTERNATIONAL EQUITY
---------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------------
                      One     Annualized   Annualized   Annualized
                      Year      3 Year       5 Year      Inception
                     Return     Return       Return       to Date
---------------------------------------------------------------------
Institutional         37.86%     11.62%       9.75%        6.76%
---------------------------------------------------------------------
Class D, Synthetic    37.69%*    11.40%*      9.46%        8.76%*
---------------------------------------------------------------------
Class D, Synthetic,
w/load                30.77%*     9.52%*      8.34%        7.73%*
---------------------------------------------------------------------
*Actual, not synthetic
Comparison of Change in the Value of a $10,000 Investment in the SEI International Equity Fund, Class A or Class D, Synthetic w/load, versus the Morgan Stanley MSCI EAFE Index


[In the printed version, there appears a line graph with the following plot points depicted.]


                               SEI International
                                  Equity Fund       Morgan
            SEI International       Class D         Stanley
               Equity Fund,        Synthetic,        MSCI
                  Class A           w/Load        EAFE Index
                  -------           ------        ----------
                  $18,857           $17,644         $16,842

12/31/89           10,000             9,500          10,000
 9/30/90            8,350             7,933           6,927
 9/30/91            9,416             8,945           8,443
 9/30/92            9,232             8,771           7,842
 9/30/93           11,137            10,580           9,908
 9/30/94           11,841            11,228          10,883
 9/30/95           12,343            11,662          11,514
 9/30/96           13,558            12,764          12,507
 9/30/97           14,990            14,063          14,032
 9/30/98           13,678            12,814          12,861
 9/30/99           18,857            17,664          16,842

(1) For the period ended September 30, 1999. Past performance is no indication of future performance. Class D Shares were offered beginning on May 1, 1994. The Performance shown for the Class D Shares prior to such date is synthetic's performance derived from the performance of Class A Shares adjusted to reflect the maximum sales charge of 5.0% for the Class D Shares. Class A Shares were offered beginning December 30, 1989.


                                                                               1
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999



All have added significant value over the past year.

      The Fund has also been positioned for the acceleration in economic growth that occurred over the past year. Stocks such as LVMH in France, Cathay Pacific Airlines in Hong Kong, and Nippon Paper in Japan were plays on this theme. All contributed to the Fund's outperformance.
      Finally, the Fund has been positioned to take advantage of the increasing global demand for technology-related products and a consolidation in the telecommunications industry. Holdings such as France Telecom, Deutsche Telecom and Matsushita Electric were plays on this theme.
      Structurally, the Fund remains style neutral to the MSCI EAFE Index, and well diversified across all markets in the benchmark. Over the past year Oechsle International Advisors, LLC was added to the strategy. Oecshle will have a broad mandate to buy stocks across all the non-US developed markets. Oechsle employs an investment process designed to identify inefficiencies within and between international equity markets.

                                Emerging Markets
                                  Equity Fund

      Objective. The Emerging Markets Equity Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.
      Strategy. The Fund employs five money management specialists focusing on regions across Latin America, Asia, emerging Europe, South Africa, and global emerging markets. The managers specializing in Latin America, Asia and emerging Europe focus on both bottom up fundamental company analysis and top down country allocation. The Global Emerging Markets manager is focused on bottom up fundamental analysis across all regions in emerging markets.
      Analysis. For the fiscal year ended September 30, 1999, the Emerging Markets Equity Fund returned 48.2%, underperforming its benchmark, which returned 56.6%.
      At the asset allocation level, the relative performance of the Fund was affected by the regional bets of the Global Emerging Markets manager. The Asian markets have led the recovery in emerging markets since the third quarter of 1998, however, the Fund was underweighted to Asia and overweighted to EMEA (Europe, Middle East and Africa) during the fourth quarter of 1998 and the first quarter of 1999. These regional and country bets have been driven by the manager's investment philosophy, which consists of bottom-up fundamental analysis. The strong performance of Asia has been dominated by stocks that benefited from increased liquidity and lower interest rates (real estate, banks, highly leveraged, or bankrupt companies). The manager's bottom-up fundamental analysis has identified companies with strong balance sheets, above average

2

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---------------------------------------------------------
                EMERGING MARKETS EQUITY
---------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------
                           One     Annualized Annualized
                          Year       3 Year    Inception
                         Return      Return     to Date
---------------------------------------------------------
Emerging Markets Equity,
Class A                  48.23%      -7.35%     -1.68%
---------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the SEI Emerging Markets Equity Fund, versus the IFC Investable Composite Index

[In the printed version, there appears a line graph with the following plot points depicted.]

            Emerging Markets   Morgan Stanley MSCI
               Equity Fund,      Emerging Markets    IFC Investible
                 Class A           Free Index        Composite Index
                  $9,116             $9,853              $10,171
                  ------             ------              -------
1/31/95           10,000             10,000               10,000
9/30/95           10,651             10,755               10,669
9/30/96           11,464             11,316               11,592
9/30/97           12,662             12,060               12,207
9/30/98            6,150              6,295                6,496
9/30/99            9,116              9,853               10,171


(1) For the period ended September 30, 1999. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995.


growth, and improving fundamentals that underperformed more speculative stocks during the liquidity driven recovery. Towards the end of the first quarter of 1999, the manager modified the asset allocation to an underweight to the EMEA region, and an overweight to Asia. At that point, the Global Emerging Market manager was able to identify positive fundamental change and more high quality growing companies in Asia.
      Within Asia, the country allocation has also been a detractor to performance. Based on the same fundamental reasons explained above, the Fund remained underweight to Korea and Indonesia during the fourth quarter of 1998 and first quarter of 1999. In Indonesia, concerns of social unrest and political uncertainty created a too risky environment to invest. During this first part of the Asian recovery, stock selection within Korea was particularly poor, as the Fund underweighted highly leverage firms in the Financial sector. Since then, the Fund has focused on high quality stocks of companies undergoing fundamental change and restructuring. These companies were expected to benefit from a long term recovery of these markets. Within Taiwan and Korea, the Fund has had an overweight to exporters, technology, and electronics. In India, the Fund has been overweighted to cyclicals and resources to take advantage of the domestic growth and the recovery of commodity prices. This strategy has represented a strong source of value added during the second and third quarter of 1999, as stock selection was positive in India, Korea, and Taiwan.
      Within Latin America, the Fund benefited from an overweight to the largest markets: Mexico and Brazil. Mexico has been one of the best performing markets, showing high growth potential and a sound macroeconomic environment. Brazil has been able to stabilize its currency and reduce interest rates after the devaluation of its currency in January of 1999. This area of emerging markets has been very strong for the Fund, as the specialist manager added value through both market allocation and stock selection. The long term strategy has been focused on identifying growing companies with healthy balance sheets operating within a sound macroeconomic environment. The recovery of the commodity prices also benefited the strategy, as the Fund remained overweighted to resources and oil throughout Latin America. Within Mexico, the Fund has had a bias towards retail and media, whereas in Brazil the focus has been on telecoms and utilities.

                                                                               3

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

      Emerging Europe, Middle East, and Africa represented a difficult area for the Fund during 1998 and 1999. The asset allocation decision within that region has been affected by the high volatility of the Russian market, the relative valuation of Greece, and the unfortunate earthquake in Turkey. The Russian economy has benefited from the recovery of oil prices and the restructuring of the domestic debt. However, the fundamentals of the economy and the stock market remained weak throughout the last year. In addition, the political uncertainty surrounding the succession of Yeltsin added volatility to the market. These factors combined have made this market very difficult to analyze based on fundamental macroeconomic and company analysis.
      The other negative effect on the Fund has been the underweight to Greece since the beginning of 1999. The Fund has remained underweight to Greece based on the high valuation of this market compared to historical values, other emerging markets, and even other developed European markets. The rally of the Greek market has been driven by an increase in domestic liquidity and aggressive buying from domestic retail investors into the stock market. By contrast, stock selection in Greece has been a strong source of value added as the Fund exploited opportunities in the mid cap sector of the market where valuations were more attractive.
      The South African Market has been driven by the recovery of commodity prices and global growth. The specialist manager for South Africa participated in the rally of commodities with an overweight to diamonds and platinum, expecting higher demand from Japan and other Asian countries. Within the domestic environment, the manager focused on media and financials as interest rates decreased and the economic growth resumed.

                               International Fixed
                                   Income Fund

      OBJECTIVE. The International Fixed Income Fund seeks to provide capital appreciation and current income through investments primarily in investment grade, non-U.S. dollar denominated government, corporate, mortgage-backed and asset-backed fixed income securities.
      STRATEGY. Fund construction entails a two-stage process which combines fundamental macroeconomic analysis and technical price analysis. First, a fundamental judgment is made about the direction of a market's interest rates and its currency. A technical price overlay is then applied to the fundamental position to ensure that the Fund is not substantially overweighted in a declining market or underweighted in a rising one.

---------------------------------------------------------------
                  INTERNATIONAL FIXED INCOME
---------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                     One   Annualized  Annualized   Annualized
                    Year     3 Year      5 Year      Inception
                   Return    Return      Return       to Date
---------------------------------------------------------------
Class A            -1.36%     3.92%       6.85%       6.57%
---------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the SEI International Fixed Income Fund, versus the Salomon WGBI, Non-U.S., Unhedged

[In the printed version, there appears a line graph with the following plot points depicted.]

             SEI International
                Fixed Fund,          Salomon WGBI,
                 Class A               Non-U.S.
                 $14,390              $14,368
                 -------              -------
9/30/93          10,000                10,000
9/30/93          10,000                10,000
9/30/94          10,333                10,557
9/30/95          12,385                12,434
9/30/96          12,822                12,936
9/30/97          12,971                12,826
9/30/98          14,589                14,154
9/30/99          14,390                14,368

(1) For the period ended September 30, 1999. Past performance is no indication of future performance. Class A Shares were offered beginning
     September 1, 1993.

4

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      Country and currency allocations are made separately. As a result, the
Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund will generally be diversified across 6 to 12 countries with continual exposure to the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.
      ANALYSIS: For the fiscal year ended September 30, 1999, the International Fixed Income Fund returned -1.36% to underperform the Salomon Brothers Non-U.S. World Government Bond Index return of 1.53%. The Fund's underweight to Japanese bonds towards the latter half of the period as well as inopportune yen positions throughout the fiscal year drove underperformance. Yield curve positioning in the U.K. also hampered performance, but a defensive European bond position towards the end of the period improved results.
      The Japanese yen appreciated over 19% versus the U.S. dollar in a 48-hour period in October when hedge funds were forced to unwind their short yen positions during the liquidity squeeze surrounding the failure of Long Term Capital. The Fund's modest underweight to the yen during that period detracted from returns. During the yen's further appreciation in the spring, both the Bank of Japan and European Central bank intervened in the currency markets to weaken the yen. The Fund's overweight to the yen just prior to two major interventions hurt returns. Towards the end of the fiscal year, the Fund's modest overweight to the yen benefited returns as the yen continued to strengthen.
      After rallying briefly following its debut, the euro depreciated versus both the dollar and yen before recovering modestly towards the end of the fiscal year. Weaker economic numbers released earlier in the year, the conflict in Yugoslavia, and a lack of verbal support for the currency from European central bankers all contributed to the euro's weakness. The Fund's modest underweight to the euro early in the calendar year detracted from returns. European bond yields edged higher towards the end of the fiscal period as economic performance improved, which increased speculation for a possible central bank hike. A shorter overall duration in Europe improved returns.
      An overweight to the intermediate area of the British yield curve detracted from results as investors feared that more rate hikes were in the cards. The long end of the yield curve only experienced a modest increase in rates as legislation forced many U.K. pension plans and insurance companies into long-dated government bonds to match their long-dated liabilities.

                                                                               5

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999


                                Emerging Markets
                                    Debt Fund

      OBJECTIVE. The Emerging Markets Debt Fund seeks to maximize total return. STRATEGY. Structuring and managing the Fund entails a multi-step process.
First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 10-15 countries.

      The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The


---------------------------------------------------------------
                    EMERGING MARKETS DEBT
---------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                             One Year    Annualized Inception
                              Return           to Date
---------------------------------------------------------------
Class A                       31.15%            -3.72%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Plus

[In the printed version, there appears a line graph with the following plot points depicted.]

             Emerging Markets
                Debt Fund,          J.P. Morgan
                 Class A             EMBI Plus
                 $9,178               $9,823
                 ------               ------
6/30/97          10,000               10,000
9/30/97          10,620               10,691
9/30/98           6,998                7,986
9/30/99           9,178                9,823

(1) For the period ended September 30, 1999. Past performance is no indication of future performance. Class A Shares were offered beginning June 29, 1997.


final step incorporates a disciplined sell process through continual risk/reward analysis across and within emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.
      ANALYSIS: The Emerging Markets Debt Fund returned 31.15% for the fiscal year ended September 30, 1999 to strongly outperform the J.P. Morgan Emerging Markets Bond Index Plus return of 23.00%. Overweights to Russia, Algeria, and Venezuela drove outperformance. Issue selection within Ecuador also contributed positively to relative returns, while a modest underweight to Brazil hurt returns.
      Russia was the top performing emerging debt country in the fiscal period, gaining 83%. The Fund's modest overweight to Russia drove performance as the country received an economic boost from the devalued ruble, negotiated IMF financial assistance, and continued to meet interest payments on its Eurobond debt. An underweight to Poland also benefited returns as the country fell less during the height of the August crisis, and therefore rallied less during the recovery.
      In Latin America, Brazil was a strong performer as it successfully floated its currency in January prior to spending much of its foreign exchange reserves. The appointment of former Soros partner Arminio Fraga as head of the Central Bank also boosted investor confidence. A modest underweight to Brazil detracted from returns. Neighboring Argentina underperformed as Brazil's devaluation exacerbated Argentina's economic recession, as Argentina maintained its one-to-one peg with the U.S. dollar. Looming presidential elections in October also caused Argentine debt to rally less than the

6


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market, so the Fund's underweight to the country enhanced returns. Venezuela rallied despite the presidential election of a former military paratrooper in December as oil prices skyrocketed during the latter half of the fiscal period. The recovery of the global economy and OPEC's successful limitation of oil production boosted prices from their winter lows. Ecuador became the first country to miss a Brady bond payment as the economy failed to recover from the effects of El Nino last year. The Fund's exposure to Ecuador consisted entirely of Brady Par and Discount bonds. These particular bonds guarantee payment of collateral and two interest payments. These bonds fell less than the Past Due Interest ("PDI") Brady bond, which does not have any cash flow collateralized. The avoidance of the PDI enhanced relative returns. The Fund's concentration in the Mexico's Brady Par bond mitigated outperformance as the country's Brady bonds underperformed its Eurobonds.
      In Africa, Algeria benefited tremendously from the surge in oil and gas prices as the country derives more than half of its budget revenues and 95% of export earnings from the hydrocarbon sector. In Asia, the Fund's underweight to South Korea detracted from results as both Moody's and Standard & Poor's upgraded the country's foreign currency debt to investment grade status. An overweight to the Philippines also modestly detracted from results as the relatively high quality emerging country lagged in the rally.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

International
Equity Fund
--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks -- 96.9%
Argentina -- 0.1%
   Telecom Argentina ADR*                                  43,000        $ 1,148
                                                                         -------
Australia -- 2.4%
   AMP Limited                                             76,400            711
   Australia & New Zealand
     Bank Group                                           582,625          3,896
   Boral Limited                                          573,700            878
   Broken Hill Proprietary                                740,820          8,530
   Broken Hill Proprietary ADR                              2,300             53
   Coca-Cola Amatil Limited                               674,627          2,367
   Coles Myer                                             977,400          5,106
   Leighton Holdings                                      212,700            817
   Lend Lease                                             200,000          2,440
   Macquarie Bank Limited                                  51,400            663
   National Australia Bank                                147,230          2,155
   News Corporation                                       591,100          4,146
   Oil Search Limited                                     230,200            297
   Pioneer International                                  392,700            970
   Qantas Airways                                         673,900          2,110
   Rio Tinto Limited                                       82,725          1,402
   Tabcorp Holdings Limited                                49,400            335
   Telstra Corporation                                    435,681          2,257
   Westpac Banking Corporation                            418,308          2,580
   WMC Limited                                            103,600            527
   Woodside Petroleum                                     299,200          2,076
                                                                         -------
                                                                          44,316
                                                                         -------
Belgium -- 0.2%
   Cobepa                                                  10,200            627
   Fortis, Series B                                        36,900          1,207
   Tractebel                                                2,200            391
   UCB                                                     37,500          1,522
                                                                         -------
                                                                           3,747
                                                                         -------
Brazil -- 0.1%
   Unibanco GDR                                            50,000            884
                                                                         -------
Canada -- 1.9%
   Air Canada                                             147,900          1,008
   Bank of Nova Scotia                                    227,400          4,883
   BCE Incorporated                                        74,180          3,692
   Bombardier Inc, Series B                                37,400            621
   Bombardier Incorporated                                170,000          2,817
   Canadian Tire Corp, Series A                            64,800          1,564
   Clarica Life Insurance Company*                         80,700          1,215
   Manulife Financial Corporation*                         52,960            630
   Newbridge Networks                                      61,600          1,594
   Nortel Networks Corporation                             82,000          4,193
   Royal Bank of Canada                                    41,800          1,736



--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
   Seagram                                                 49,270        $ 2,244
   Suncor Energy                                           51,600          1,970
   Teleglobe                                               97,000          1,501
   Thomson Corporation                                    171,900          4,828
                                                                         -------
                                                                          34,496
                                                                         -------
Denmark -- 0.1%
   Den Danske Bank                                         21,190          2,414
                                                                         -------
Finland -- 1.2%
   Nokia OYJ                                              166,900         15,009
   UPM-Kymmene                                            181,300          6,204
                                                                         -------
                                                                          21,213
                                                                         -------
France -- 12.8%
   Accor                                                    4,000            936
   AXA UAP                                                103,670         13,169
   Banque National de Paris                               233,501         18,714
   Banque National de Paris CVG                             9,750             81
   Canal Plus                                              54,800          3,287
   Carrefour                                              139,340         22,394
   Castorama Dubois                                        57,300         16,188
   Christian Dior                                           1,300            213
   Compagnie de Saint Gobain                               84,550         15,822
   Elf Aquitaine                                           92,261         16,179
   Equant                                                 146,379         11,958
   France Telecom                                          39,200          3,454
   Groupe Danone                                           10,000          2,443
   Lafarge                                                132,649         14,723
   Louis Vuitton Moet Hennessy                             43,416         13,069
   Pechiney Ord, Series A                                  86,500          4,810
   Peugeot                                                127,900         25,739
   Pinault-Printemps-Redoute                               56,162         10,690
   Sanofi-Synthelabo                                      127,640          5,459
   Stmicroelectronics                                      89,000          6,966
   Suez Lyonnaise des Eaux                                 81,754         13,288
   Television Francaise                                    10,000          2,809
   Total Fina, Series B                                    25,700          3,243
   Total Petroleum of
     North America ADR*                                     5,000            317
   Valeo                                                   54,138          3,934
   Vivendi                                                 74,630          5,263
                                                                         -------
                                                                         235,148
                                                                         -------
Germany -- 9.0%
   Allianz                                                  7,100          2,054
   Bayerische Motoren Werke                               175,608          4,976
   Commerzbank                                             47,350          1,823
   DaimlerChrysler                                         36,450          2,522
   Depfa Deutsche Pfandbriefban                            50,750          4,206
   Deutsche Bank                                          123,050          8,270

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--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
   Deutsche Telekom                                     325,650        $  13,406
   Gehe                                                 208,031            7,786
   Henkel KGAA                                           24,800            1,565
   Hoechst                                              400,336           17,508
   Industrie Werke Karlsruhe
     Augsburg                                            77,500            1,388
   MAN                                                  178,150            5,391
   Mannesmann                                           270,194           43,338
   Metallgesellschaft                                   100,176            2,035
   Preussag                                              32,400            1,639
   RWE                                                  490,650           20,435
   Siemens                                              269,508           22,349
   Thyssen Krupp                                        121,000            2,439
   VEBA                                                  21,000            1,155
   Viag                                                  84,460            1,608
                                                                       ---------
                                                                         165,893
                                                                       ---------
Greece -- 0.1%
   Hellenic Telecommunications
     Organization                                        91,770            2,149
                                                                       ---------
Hong Kong -- 2.2%
   Asia Satellite
     Telecommunications Holdings                         35,000               89
   Cable & Wireless HKT Limited                       1,955,000            4,291
   Cathay Pacific Airways                             3,278,000            5,908
   Cheung Kong Holdings                                 430,000            3,584
   Citic Pacific Limited                                857,000            2,372
   CLP Holdings Limited                                 110,000              517
   Goldlion Holdings Limited                          2,821,000              378
   Hang Seng Bank                                       124,000            1,313
   Hong Kong Construction                               971,000              416
   Hong Kong Electric Holdings                          317,000              984
   HSBC Holdings                                         69,600              797
   Hutchison Whampoa                                    677,000            6,297
   Hysan Development                                    330,000              412
   Legend Holdings                                      464,000              442
   Ocean-Land Group Limited                           2,800,000              483
   Pacific Century
     Cyberworks Limited                                 500,000              422
   Peregrine Investment
     Holdings*(1)                                       526,000               --
   Smartone Telecommunications                          120,000              369
   Sun Hung Kai Properties                            1,025,000            7,819
   Swire Pacific, Series A                              669,000            3,170
   Tan Chong International
     Limited                                            819,000              157
   Wharf Holdings                                       300,000              867
                                                                       ---------
                                                                          41,087
                                                                       ---------


--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
Ireland -- 0.1%
   CRH                                                  106,000        $   2,038
   Eircom                                                51,900              228
                                                                       ---------
                                                                           2,266
                                                                       ---------
Italy -- 2.7%
   Assicurazioni Generali                               128,500            4,287
   Banca Nazionale DEL Lavoro                         1,099,067            3,949
   Banca Popolare di Bergamo                             81,543            1,814
   Banca Popolare di Milano                             136,600            1,003
   ENI SPA                                            1,743,400           10,980
   Fiat SPA                                              83,000            2,778
   Gucci Group ADR                                       43,455            3,628
   Istituto Nazionale delle
     Assicurazioni                                    2,235,400            7,314
   Mediaset SPA                                         393,697            4,037
   Montedison                                           167,648              330
   Telecom Italia                                       240,375            2,097
   Telecom Italia Mobile                                862,400            3,191
   Telecom Italia SPA                                   987,800            4,986
                                                                       ---------
                                                                          50,394
                                                                       ---------
Japan -- 25.6%
   Acom                                                  20,200            2,655
   Advantest                                             80,800           11,707
   Aiful Corporation                                     12,650            2,160
   Aiwa                                                  35,000            1,031
   Ajinomoto                                            127,000            1,488
   Aoyama Trading                                           500               17
   Asahi Breweries                                      189,000            2,897
   Autobacs Seven                                        22,400            1,334
   Bank of Tokyo-Mitsubishi                             388,000            5,968
   Bridgestone Corporation                              100,000            2,804
   Canon                                                380,000           11,083
   Chudenko Corporation                                   2,000               36
   Chugai Pharmaceutical                                 97,000            1,173
   Dai Nippon Printing                                   87,000            1,620
   Daiwa House Industry Limited                         525,887            5,210
   DDI Corporation                                          800            6,021
   East Japan Railway                                       374            2,386
   Fuji Bank                                          1,031,000           12,552
   Fuji Photo Film                                      174,000            5,975
   Fuji Soft ABC                                         17,600            1,502
   Fujikura Limited                                     160,000            1,039
   Fujitsu                                              287,000            8,965
   Fujitsu Support and Service                            4,000            1,140
   Hirose Electric                                       43,000            6,776
   Hitachi                                            1,143,000           12,689
   Honda Motor                                          504,000           21,148
   Hoya Corporation                                      64,000            3,878
   Industrial Bank of Japan                             264,000            3,251
   ItoYokado                                             70,000            5,795

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

International
Equity Fund--Continued

--------------------------------------------------------------------------------
                                                                       Market
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
   Japan Energy                                        764,000         $     963
   Jusco                                               114,000             2,150
   Kao Corporation                                     222,000             6,287
   Kawasaki Heavy Industries                           442,000               840
   Keyence Corporation                                  21,000             5,631
   Kirin Brewery                                       108,000             1,296
   Matsushita Electric                                 673,000            14,341
   Meiji Milk Products                                 411,000             1,539
   Mitsubishi Heavy Industries                         671,000             2,588
   Mitsubishi Trust & Banking                          164,000             2,006
   Mitsui                                              296,000             2,245
   Mitsui Chemicals                                    105,000               941
   Mitsui Mining & Smelting                            227,000             1,217
   Mitsukoshi                                          163,000               980
   Murata Manufacturing                                125,000            12,583
   NEC                                                 582,000            11,745
   Nichiei                                              48,700             3,734
   Nidec Corporation                                    46,500             8,815
   Nikko Securities                                    221,000             1,871
   Nikon                                               281,000             5,420
   Nintendo                                            127,500            20,368
   Nippon Express                                      531,000             3,567
   Nippon Paper Industries                             301,000             2,130
   Nippon Shinpan                                      702,000             2,345
   Nippon Steel                                      1,091,000             2,966
   Nippon Telegraph & Telephone                          1,220            15,036
   Nippon Yusen Kabushiki Kaishi                       320,000             1,177
   Nissan Motors                                       530,000             3,216
   Nomura Securities                                   342,000             5,309
   NTT Data                                                104             1,174
   NTT Mobile Communications*                            1,204            23,788
   Obayashi Corporation                                146,000               883
   Ono Pharmaceutical                                   67,000             2,490
   Orix Corporation                                     12,000             1,478
   Osaka Gas                                           411,000             1,373
   Rohm Limited                                         73,600            15,407
   Sakura Bank                                       1,101,000             8,287
   Sankyo                                              187,000             5,630
   Sanwa Bank                                          131,000             1,756
   Secom                                                19,000             1,698
   Secom Co Limited- New*                               19,000             1,734
   Sekisui Chemical                                    256,000             1,448
   Sekisui House                                       537,000             6,073
   Seven Eleven                                         16,000             1,407
   Shin Etsu Chemical                                   60,000             2,506
   Shinden                                              16,000                98
   Shohkoh Fund                                          4,400             3,291
   Skylark                                              53,000             1,446
   SMC Corporation                                      13,000             1,835
   Softbank Corporation                                  7,300             2,782
   Sony Corporation                                    116,900            17,498
   Sony Corporation ADR                                  4,400               660


--------------------------------------------------------------------------------
                                                                       Market
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
   Sony Music Entertainment                             38,500          $  4,799
   Sumitomo Bank                                       437,000             6,578
   Sumitomo Chemical                                   358,000             1,826
   Sumitomo Pipe & Tube                                137,000               715
   Suzuki Motor                                        210,000             3,416
   Taiheiyo Cement Corporation                         381,000               989
   Takeda Chemical Industries                          237,000            12,821
   Takefuji Corporation                                 11,600             1,935
   TDK Corporation                                      29,000             3,364
   Terumo                                               46,000             1,424
   THK Corporation                                      31,000               916
   Tokai Bank                                          247,000             1,787
   Tokio Marine & Fire Insurance                       105,000             1,245
   Tokyo Electric Power                                151,500             3,506
   Tokyo Electronics                                   173,000            15,056
   Toray                                               308,000             1,594
   Toshiba                                             146,000             1,089
   Toyo Seikan Kaisha                                   75,000             1,623
   Toyota Motor                                        278,000             8,866
   Yamanouchi Pharmaceutical                            79,000             3,709
   Yamato Transportation                                86,000             2,189
                                                                        --------
                                                                         471,795
                                                                        --------
Malaysia -- 0.0%
   Austral Enterprises                                 188,000               183
   Westmont Berhad Industries* (1)                     218,000                --
                                                                        --------
                                                                             183
                                                                        --------
Mexico -- 0.3%
   Telefonos de Mexico ADR                              84,500             6,021
   Cementos de Mexico ADR                                5,608               135
                                                                        --------
                                                                           6,156
                                                                        --------
Netherlands -- 7.8%
   ABN AMRO Holding                                    103,000             2,324
   Aegon                                                91,283             7,887
   ASM Lithography Holding                              66,800             4,543
   Dordtsche Petrol                                     85,082             4,176
   DSM                                                 466,716            18,665
   Elsevier                                            919,200             9,485
   Fortis Amev                                         353,438            11,470
   Heineken                                             65,000             3,246
   Hoogovens                                            41,566             2,369
   Ing Groep                                           185,284            10,104
   Konink Philips Electronics                          163,597            16,531
   KPN                                                 137,768             6,062
   Laurus                                              507,881            11,730
   Royal Dutch Petroleum                               309,882            18,059
   Vendex KBB                                           66,912             1,932
   VNU                                                 435,505            15,181
                                                                        --------
                                                                         143,764
                                                                        --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                       Market
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
New Zealand -- 0.2%
   Auckland International
     Airport Limited                                     42,900        $      62
   Fletcher Challenge Building                           67,900               84
   Fletcher Challenge Energy                             30,400               76
   Fletcher Challenge Paper                             155,000              107
   Independent Newspapers
     Limited                                             32,000              114
   Telecom of New Zealand                               696,781            2,755
   Warehouse Group Limited                               18,900               71
                                                                       ---------
                                                                           3,269
                                                                       ---------
Norway -- 0.3%
   Kvaerner                                              21,400              432
   Norsk Hydro                                          110,400            4,721
   Orkla, Series A                                       15,000              230
                                                                       ---------
                                                                           5,383
                                                                       ---------
Philippines -- 0.0%
   Metro Bank & Trust                                   105,350              775
                                                                       ---------
Singapore -- 0.8%
   City Developments                                     80,000              407
   Datacraft Asia                                        40,000              176
   DBS Group Holdings Limited                           435,191            4,868
   Fraser & Neave                                        50,000              163
   Ges International                                    200,000              161
   Jit Holdings Limited                                 132,000              244
   Keppel Land International                            120,000              149
   Neptune Orient Lines                                  78,000               94
   OCBC 'F'                                              63,000              490
   Overseas Union Bank                                   46,593              207
   Parkway Holdings                                      50,000               91
   Singapore Airlines Limited                            32,000              313
   Singapore Press Holdings                             184,078            2,904
   Singapore Tech Engineering                         2,152,000            2,749
   Singapore Telecommunications                         342,000              624
   Sunright                                             130,000               87
   United Overseas Bank                                  72,000              547
                                                                       ---------
                                                                          14,274
                                                                       ---------
South Africa -- 0.2%
   Sasol                                                290,400            2,235
   South Africa Brewery                                 165,089            1,403
                                                                       ---------
                                                                           3,638
                                                                       ---------
South Korea -- 0.1%
   Korea Telecom ADR                                     45,913            1,699
                                                                       ---------


--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
Spain -- 2.0%
   Argentaria                                           120,419        $   2,660
   Banco Popular Espanol                                 24,383            1,691
   Endesa                                               305,516            5,828
   Repsol                                               241,400            4,747
   Telefonica de Espana                               1,413,385           22,715
                                                                       ---------
                                                                          37,641
                                                                       ---------
Sweden -- 2.8%
   Astrazeneca                                          155,386            6,534
   Electrolux AB                                        525,004            9,891
   Ericsson, Series B                                   827,586           25,884
   Foreningssparbaken, Series A                         153,100            2,507
   Hennes & Mauritz, Series B                           225,493            5,734
   SKF, Series B                                         64,200            1,455
   Trelleborg, Series B                                  48,800              468
                                                                       ---------
                                                                          52,473
                                                                       ---------
Switzerland -- 5.7%
   ABB Limited                                          131,788           13,667
   Adecco                                                21,786           12,230
   Baloise Holding                                        7,170            5,939
   Clariant, Registered                                  32,384           14,734
   Compagnie Financiere Richemont                         2,465            5,010
   Credit Suisse Group                                    8,500            1,564
   Holderbank Financiere Glarus                           3,380            4,408
   Nestle, Registered                                     4,570            8,623
   Novartis                                               5,681            8,461
   Sairgroup, Registered                                 19,230            4,175
   Schweizerische
     Rueckversicherungs                                   1,430            2,866
   SGS Societe Generale
     Surveillance Holdings                                2,200            2,479
   Sulzer                                                 2,110            1,338
   Swisscom                                              15,684            4,911
   UBS, Registered                                       47,960           13,574
   Zurich Allied                                          1,430              801
                                                                       ---------
                                                                         104,780
                                                                       ---------
Taiwan -- 0.5%
   Asustek Computer GDR                                 165,000            2,195
   Taiwan Semiconductor ADR                             227,550            6,713
                                                                       ---------
                                                                           8,908
                                                                       ---------
United Kingdom -- 17.7%
   3I Group                                             379,200            4,758
   Abbey National                                       661,955           11,750
   Astrazeneca                                           12,700              537
   Barclays Bank                                        642,500           18,863
   Berkeley Group                                       120,633            1,164

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

International
Equity Fund--Concluded
--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
   Boc Group                                             209,900      $   4,376
   British Aerospace                                     693,630          4,571
   British American Tobacco                              190,785          1,637
   British Sky Broadcasting                            1,765,397         17,078
   British Steel                                       1,000,000          2,540
   British Telecommunications                            916,507         13,877
   Cadbury Schweppes                                     656,800          4,561
   CGU                                                   679,200         10,485
   Coca-Cola Beverages                                   303,000            604
   Diageo                                                295,493          3,019
   Dixons Group                                          130,000          2,316
   EMI Group                                             191,600          1,401
   Enterprise Oil                                        187,900          1,281
   George Wimpey                                         762,500          1,595
   GKN                                                   194,800          3,110
   Glaxo Wellcome                                        634,882         16,559
   Great Universal Stores                              1,117,000          8,424
   Hanson                                                141,400          1,090
   Imperial Chemical Industries                          180,611          2,003
   Invensys                                            1,190,700          5,804
   Kingfisher                                            392,000          4,202
   National Westminster Bank                             690,000         16,088
   Next                                                  339,500          3,421
   Orange                                                224,300          4,410
   Railtrack Group                                       466,630          9,820
   Reckitt & Colman                                        1,672             21
   Reed International                                    384,919          2,317
   Reuters Group                                         445,000          5,023
   RJB Mining                                            295,500            236
   Royal & Sun Alliance                                1,739,510         13,720
   Shell Transportation & Trading                        408,000          3,050
   Signet Group                                        1,065,600            873
   SmithKline Beecham                                    976,763         11,234
   Somerfield                                            604,051          1,278
   Standard Chartered Bank                               974,695         14,092
   Tate & Lyle                                           320,000          1,971
   Thames Water                                          398,775          6,241
   TI Group                                              450,000          3,242
   Unilever                                              239,500          2,254
   United Utilities                                      892,800          9,769
   Vodafone Airtouch                                   1,922,658         45,526
   Whitbread, Series A                                   876,147         11,008
   Yorkshire Water                                       239,700          1,545
   Zeneca Group                                          296,665         12,442
                                                                      ---------
                                                                        327,186
                                                                      ---------
Total Foreign Common Stocks
   (Cost $1,512,270)                                                  1,787,079
                                                                      ---------

Foreign Preferred Stock -- 0.1%
Italy -- 0.2%
   Fiat Spa*                                             174,500          2,883
                                                                      ---------
Total Foreign Preferred Stock
   (Cost $3,685)                                                          2,883
                                                                      ---------



--------------------------------------------------------------------------------
                                                         Face           Market
Description                                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligation -- 0.2%
   U.S. Treasury Bill (2)
     4.72%, 02/03/00                                  $    4,000     $    3,935
                                                                     ----------
Total U.S. Treasury Obligation
   (Cost $3,937)                                                          3,935
                                                                     ----------

Repurchase Agreements -- 2.4%
   J.P. Morgan
     5.35%, dated 09/01/99, matures
     10/01/99, repurchase price
     $19,109,387 (collateralized by
     U.S. Treasury Note, due
     08/31/01, 5.50%, par value
     $19,381,000, market value
     $19,399,198)                                         19,018         19,018
   State Street Bank
     4.25%, dated 09/30/99, matures
     10/01/99, repurchase price
     $24,691,914 (collateralized by
     various U.S. Treasury Notes,
     due 09/30/01-08/15/19,
     5.625%-8.125%, ranging in
     par value $10,840,000-$12,110,000,
     total market value
     $25,190,350)                                         24,689         24,689
                                                                     ----------
Total Repurchase Agreements
   (Cost $43,707)                                                        43,707
                                                                     ----------
Total Investments -- 99.6%
   (Cost $1,563,599)                                                  1,837,604
                                                                     ----------
Other Assets and Liabilities, Net -- 0.4%                                 7,281
                                                                     ----------

Net Assets:
Fund Shares of Class A (unlimited
   authorization -- no par value)
   based on 152,608,039 outstanding
   shares of beneficial interest                                      1,547,861
Fund Shares of Class D (unlimited
   authorization -- no par value) based
   on 35,572 outstanding shares of
   beneficial interest                                                      354
Undistributed net investment income                                       2,313
Accumulated net realized gain
   on investments                                                        20,054
Net unrealized appreciation on investments                              274,005
Net unrealized depreciation on futures contracts                            (64)
Net unrealized appreciation on
   forward foreign currency contracts,
   foreign currency and translation of
   other assets and liabilities in
   foreign currency                                                         362
                                                                     ----------
Total Net Assets -- 100.0%                                           $1,844,885
                                                                     ==========

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                       Market
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering Price and
   Redemption Price Per Share --
   Class A                                                               $12.09
                                                                     ==========
Net Asset Value, Offering Price and
   Redemption Price Per Share --
   Class D                                                               $11.97
                                                                     ==========
Maximum Offering Piece Per Share --
   Class D ($11.97 / 95%)                                                $12.60
                                                                     ==========
* Non-income producing security
Amounts designated as "--" are either $0 or have been rounded to $0.
ADR -- American Depository Receipt
'F' -- Foreign
GDR -- Global Depository Receipt
(1) Security fair valued using methods determined in good faith by the valuation committee of the Board of Trustees.
(2) Securities segregated to collateralize futures contracts with an aggregate market value of $23,590,023.

The accompanying notes are an integral part of the financial statements.


EMERGING MARKETS
EQUITY FUND

Foreign Common Stocks -- 90.1%
Argentina -- 1.6%
   Banco Rio de la Plata                                  90,180    $       969
   Quilmes Industrial ADR                                348,060          3,328
   Telecom Argentina Stet
     France ADR*                                         245,195          6,544
   Telefonica Argentina ADR                              119,456          3,151
                                                                    -----------
                                                                         13,992
                                                                    -----------
Brazil -- 5.1%
   Aracruz Celulose ADR                                  144,350          3,013
   Centrais Eletricas Brasileiras                     71,845,000          1,189
   Centrais Eletricas
     Brasileiras ADR                                      22,740            190
   CIA Electric Est Rio Janeiro*                   6,542,302,000          1,252
   CIA Paranaense
     Energia ADR                                         255,315          1,676
   CIA Siderurgica Nacional                               14,000            361
   CIA Vale Rio Doce ADR*                                 99,905          2,107
   Companhia Riograndense
     Telecom*                                         16,216,341          3,606
   Eletropaulo Eletrecidade
     Metropolitana*                                   59,613,462          2,805
   Embratel Participacoes                                224,722          2,570
   Petrobras ADR*                                        185,610          2,862
   Sider Nacional CIA                                115,965,000          2,908
   Tele Centro Sul
     Participacoes ADR                                    44,030          2,444


-------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
-------------------------------------------------------------------------------
   Tele Norte Leste
     Participacoes ADR                                  208,960         $ 3,239
   Telebras ADR                                          81,749           6,126
   Telecomunicacoes de Sao Paulo
     Participacoes ADR                                  146,410           2,306
   Teleleste Celular
     Participacoes ADR                                    3,200             101
   Telenordeste Cel
     Participacoes ADR                                    7,130             162
   Telesp Celular Participacoes                          87,290           2,280
   Telesudeste Celular ADR                               21,995             473
   Unibanco GDR*                                        126,726           2,241
                                                                        -------
                                                                         43,911
                                                                        -------
Chile -- 2.1%
   Banco De A. Edwards ADR                               93,860           1,502
   Banco Santander ADR                                   25,455             438
   Banco Santiago ADR                                    52,550           1,051
   Cervecerias Unidas ADR                               105,791           2,433
   Chilectra ADR                                        173,328           3,286
   CIA Telecomunicacion
     Chile ADR                                          251,980           4,551
   Distribucion y Sevicio ADR                           124,376           2,091
   Empresa Nacional de
     Electricidad ADR                                    57,227             744
   Enersis ADR                                           56,490           1,179
   Quinenco ADR                                         104,242           1,055
                                                                        -------
                                                                         18,330
                                                                        -------
Czech Republic -- 0.9%
   Ceska Sporitelna                                      84,600             444
   Ceske Radiokomunikace
     GDR 144a (A)*                                       41,600           1,503
   Ceske Radiokomunikace GDR*                             7,800             282
   CEZ                                                  291,710             806
   Galena*                                                8,000             131
   Komercni Banka                                        22,370             586
   Komercni Banka GDR                                   204,300           1,752
   SPT Telecom*                                          84,380           1,285
   Tabak                                                  2,200             506
   Unipetrol                                            235,000             407
                                                                        -------
                                                                          7,702
                                                                        -------
Egypt -- 0.3%
   Al Ahram Beverage
     GDR 144a (A)*                                       42,000           1,247
   Alexandria National
     Iron & Steel*                                        2,947             128
   Mobinil Egyptian
     Mobile Network                                      52,300           1,226
                                                                        -------
                                                                          2,601
                                                                        -------
Greece -- 7.2%
   Alpha Credit Bank                                    125,024          10,065
   Alpha Finance                                         18,800           1,492

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

Emerging Markets
Equity Fund--Continued

--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
   Athens Medical Care                                   32,720        $   1,879
   Attica Enterprises                                    77,600            1,908
   Commercial Bank of Greece                             56,650            5,252
   Commercial Bank of
     Greece Rights                                       18,255            1,312
   Delta Informatics                                     21,900            2,015
   Ethniki General Insurance
     Company                                             10,600              657
   Hellenic Bottling                                     62,000            1,492
   Hellenic Technodomiki                                 32,900            1,589
   Hellenic Telecommunications
     Organization                                       370,388            8,674
   Hellenic Telecommunications
     Organization ADR                                    92,700            1,037
   Intracom                                              74,462            6,346
   Maillis                                               57,980            1,659
   National Bank of Greece                              114,232            9,178
   Sarantis                                              45,999            1,988
   Titan Cement                                          51,370            6,014
                                                                       ---------
                                                                          62,557
                                                                       ---------
Hong Kong -- 1.4%
   Beijing Enterprises                                  228,000              382
   Cathay Pacific Airways                               672,000            1,211
   Chengdu Telecom Cable
     Company                                          3,250,000              301
   China Telecom*                                     1,026,000            3,164
   Goldlion Holdings Limited                          4,000,000              536
   Guangdong Kelon Electrical
     Holding, Series H                                  400,000              402
   HSBC Holdings                                        185,600            2,127
   Legend Holdings Limited                              600,000              572
   Ocean Land Group Limited                           4,000,000              690
   Pacific Century
     CyberWorks Limited                               1,654,000            1,395
   Shanghai Industrial Holdings                         200,000              412
   Shanghai Petrochemical
     Limited                                          1,800,000              399
   Yizheng Chemical Fibre                             1,284,000              380
                                                                       ---------
                                                                          11,971
                                                                       ---------
Hungary -- 1.6%
   Borsodchem GDR                                        23,700              683
   Cofinec GDR*                                          23,450              249
   Gedeon Richter GDR                                    16,595              673
   Gedeon Richter GDR 144a (A)                            2,500              100
   Magyar Tavkozlesi ADR                                258,060            7,032
   MOL Magyar Olaj ES
     Gazipari GDR                                        96,790            2,171
   MOL Magyar Olaj ES
     Gazipari GDR 144a (A)                                7,000               14
   OTP Bank GDR                                          28,670            1,272
   Tiszai Vegyi Kombinat                                124,700            1,919
                                                                       ---------
                                                                          14,113
                                                                       ---------


--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
India -- 8.9%
   Arisaig India Fund                                   149,953        $   2,036
   BSES GDR                                             214,950            2,660
   Gujarat Ambuja Cement GDR*                            60,000              744
   Hindalco Industries GDR                              475,300           12,988
   ICICI Limited ADR                                    270,300            3,244
   India Fund*                                          612,010            7,880
   Industrial Credit and Investment
     Corporation of India                                98,580            1,176
   Infosys Technologies                                  84,786           12,124
   ITC GDR                                              383,670            9,736
   Larsen & Toubro GDR                                  331,500            7,293
   Mahanagar Telephone
     Nigam GDR                                          169,899            1,720
   Mahindra & Mahindra
     Sponsored GDR                                      348,000            3,158
   Ranbaxy Laboratories GDR                             159,800            3,855
   State Bank of India*                                 323,300            4,122
   Videsh Sanchar GDR                                   312,600            4,400
                                                                       ---------
                                                                          77,136
                                                                       ---------
Indonesia -- 2.0%
   Astra International                                1,148,500              343
   Bank PAN Indonesia                                 3,490,800              452
   Bank PAN Indonesia Warrants                          189,300                6
   Citra Marga Nusaphala
     Persada (1)                                      4,600,000              198
   Daya Guna Samudera                                     8,500                3
   Freeport McMoran
     Copper & Gold                                      102,000            1,587
   Gudang Garam                                         290,000              589
   Gulf Indonesia Resources*                            105,600            1,063
   Hanjaya Mandela Sampoerna                            425,000              757
   Indah Kiat Pulp & Paper                            2,380,000              854
   Indofood Sukses Makmur                               481,000              460
   Indosat                                              297,500              402
   PT Tempo Scan Pacific                                175,000               79
   Ramayana Lestari                                     692,500              376
   Reliance Industries GDR                              670,400            9,184
   Tambang Timah                                        413,000              281
   Telekomunikasi Indonesia                           2,538,280              903
                                                                       ---------
                                                                          17,537
                                                                       ---------
Ireland -- 0.3%
   Antofagasta Holdings                                 379,700            2,482
                                                                       ---------
Israel -- 0.5%
   Bank Hapoalim                                        786,400            1,938
   Bank Leumi Le Israel                                 844,600            1,473
   Matav Cable Systems Media                             52,300            1,103
                                                                       ---------
                                                                           4,514
                                                                       ---------
Malaysia -- 3.5%
   Berjaya Sports                                       997,000            2,112
   Commerce Asset Holdings                            1,377,000            2,446

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
   Genting Berhad                                        574,000       $   1,918
   IOI Corporated Berhad                               3,377,000           1,626
   Kian Joo Can Factory                                  295,000             439
   MAA Holdings                                          854,400           1,551
   Malayan Banking Berhad                                890,600           2,766
   Malayan Cement Berhad                               4,416,000           1,476
   Malaysia International Shipping                       950,000           1,300
   Malaysian Pacific Industries                          657,000           2,282
   O.Y.L. Industries                                     446,200           1,004
   Petronas Gas                                          336,000             707
   Rothmans of Pall Mall                                 330,400           2,017
   Sime Darby Malaysia                                 1,325,000           1,534
   Telekom Malaysia                                    1,145,000           2,968
   Tenaga Nasional                                     1,091,000           2,239
   UMW Holdings Berhad                                    28,000              45
   United Engineers*                                     200,000             297
   YTL Corporation Berhad                                985,000           1,581
                                                                       ---------
                                                                          30,308
                                                                       ---------
Mexico -- 13.5%
   ALFA, Series A                                      1,892,649           7,882
   Carso Telecom Common*                               1,023,732           5,684
   Cemex                                               1,962,921           9,432
   Cemex ADR                                             288,184           6,952
   Cifra ADR, Series V                                   180,072           2,832
   Cifra SA de CV, Series C*                              83,785             128
   Cifra, Series V *                                      63,094              99
   Coca Cola Femsa ADR*                                   71,520             988
   Corporacion Interamericana
     de Enterenemienta, Series B*                      1,014,000           2,480
   Corporacion Interamericana
     de Enterenemienta, Series L*                        342,000             767
   Empresas ICA Sociedad
     Controladora                                        646,181             304
   Empresas ICA Sociedad
     Controladora ADR                                    116,734             343
   Fomento Economico Mexica
     Units                                             2,460,679           7,725
   Fomento Economico
     Mexicano, ADR                                        34,921           1,093
   Grupo Carso, Series A1*                             1,547,010           6,409
   Grupo Financiero Banamex,
     Series O*                                           996,860           1,790
   Grupo Financiero Bancomer,
     Series O                                          6,867,960           1,540
   Grupo Financiero Banorte                            1,177,727           1,235
   Grupo Industria Bimbo,
     Series A                                            304,633             638
   Grupo Modelo, Series C                                717,000           1,807
   Grupo Televisa GDR*                                   302,455          12,080
   Kimberly Clark de Mexico,
     Series A                                          2,336,865           8,185
   Nuevo Grupo Iusacell*                                 172,840           1,963
   Organizacion Soriana, Series B                        979,813           3,923
   Telefonos de Mexico  ADR                              413,708          29,477



--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
   Tubos de Acero de
     Mexico ADR*                                          73,651      $      902
   Vitro ADR*                                            178,480             736
                                                                      ----------
                                                                         117,394
                                                                      ----------
Peru -- 0.6%
   Buenaventura ADR                                       93,129           1,612
   Credicorp ADR*                                        107,800           1,125
   Telefoncia del Peru ADR                               199,148           2,676
                                                                      ----------
                                                                           5,413
                                                                      ----------
Philippines -- 0.9%
   Ayala Land                                          3,037,000             744
   Bank of Philippine Islands                            196,434             534
   Benpres Holdings                                    1,420,000             247
   C & P Homes                                        18,889,000             324
   International Container
     Terminal Services*                                2,640,200             252
   Manila Electric Company,
     Series B                                            191,640             554
   Metro Bank & Trust Company                            199,850           1,469
   Philippine Long Distance                               50,990           1,106
   Philippine Long Distance ADR                           31,600             687
   Queenbee Jollibee, Series F                         1,426,500             603
   San Miguel, Series B                                  222,988             339
   SM Prime Holdings                                   7,979,100           1,349
                                                                      ----------
                                                                           8,208
                                                                      ----------
Poland -- 1.2%
   Bank Handlowy GDR                                      58,500             676
   Bank Polska Kasa Opieki SA*                            35,500             338
   Bank Rozwoju Eksportu                                  35,258             916
   Bank Slaski SA                                         14,000             700
   Elektrim*                                              73,890             685
   Kghm Polska Meidz GDR                                 109,400           1,316
   Kghm Polska Miedz                                      12,250              69
   Netia Holdings*                                        25,500             456
   Orbis*                                                 66,304             485
   Pliva GDR*                                            131,180           1,338
   Prokom GDR                                             24,000             230
   Softbank SA GDR                                        25,600             646
   Telekom Polska GDR                                    471,545           2,322
                                                                      ----------
                                                                          10,177
                                                                      ----------
Russia -- 1.1%
   Gazprom ADR                                            85,000             589
   Lukoil Holding ADR                                    123,000           3,321
   Mosenergo ADR                                         180,000             467
   Rostlecom ADR                                         105,000             486
   Surgutneftegaz ADR                                    469,500           3,169
   Unified Energy Systems GDR                            257,000           1,344
                                                                      ----------
                                                                           9,376
                                                                      ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

Emerging Markets
Equity Fund--Continued

--------------------------------------------------------------------------------
                                                                       Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------
Singapore -- 1.0%
   Datacraft Asia                                    1,080,000         $   4,752
   Del Monte Pacific Limited                           872,800               406
   Natsteel Electronics                                343,000             1,282
   Venture Manufacturing                               262,000             2,283
                                                                       ---------
                                                                           8,723
                                                                       ---------
South Africa -- 8.9%
   African Oxygen                                      781,708             1,283
   Anglo American                                       36,700             2,056
   Anglo American Platinum                             174,000             4,615
   Anglogold Limited                                    25,200             1,587
   Barlow                                               98,800               484
   Bidvest Group                                       194,835             1,298
   Billiton (GBP)                                      964,600             4,042
   BOE Corporation Limited                           1,754,934               994
   Bransby Investment                                  197,000                33
   Comparex Holdings Limited                           120,200               806
   De Beers Centenary                                  310,900             8,546
   Dimension Data Holdings*                            740,503             2,942
   Fedsure Holdings Limited                            143,400               956
   Foschini                                            754,022             1,671
   Gold Fields Limited                                 332,040             1,535
   Impala Platinum Holdings
     Limited                                            50,000             1,724
   Imperial Holdings*                                  159,265             1,406
   Investec Group                                      114,510             3,720
   Iscor                                             1,144,800               442
   Liberty Life                                        159,800             1,251
   M-Cell Limited                                      117,500               194
   Metropolitan Life                                   477,600               549
   MIH Holdings Limited                                 76,400               243
   MIH Limited                                          42,700             1,233
   Nampak*                                             536,100             1,250
   Nasionale Pers Beperk                                22,100               105
   Nedcor                                              277,602             5,439
   Omni Media                                           57,300               597
   Pick N Pay Holdings                               1,998,424               982
   Pick N Pay Stores                                    75,312                93
   Primedia Limited                                    104,100               121
   Profurn Limited                                     900,620               675
   Rembrandt Group                                     400,320             3,051
   RMB Holdings                                      2,116,100             3,226
   Sanlam*                                           2,465,600             2,690
   Sappi Limited                                        55,300               539
   Sasol                                               500,500             3,852
   South African Breweries                             461,275             3,919
   Standard Bank Investment                            687,410             2,199
   Tegniese Beleg                                      248,800             1,061
   Theta Group*                                        619,400               996
   Tiger Oats                                          118,100               986
   Truworths International
     Limited                                           249,600               239
   Unitrans Limited                                    278,400               649


--------------------------------------------------------------------------------
                                                                       Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------
   Woolworths Holdings                                 965,872         $     668
                                                                       ---------
                                                                          76,947
                                                                       ---------
South Korea -- 13.0%
   Hansol Paper                                        154,500             1,677
   Hanwha Chemical*                                    609,877             5,517
   Hite Brewery Limited                                143,936             4,770
   Housing & Commercial Bank*                          171,370             3,312
   Hyundai Industrial
     Development & Construction                        204,214             2,242
   Hyundai Motor                                       126,080             2,608
   Hyundai Motor GDR                                    43,900               434
   Kookmin Bank                                        151,500             1,900
   Korea Electric Power                                312,950            10,294
   Korea Line Company                                  127,040             1,306
   Korea Telecom                                        25,810             1,594
   Korea Telecom ADR                                   140,849             5,211
   Korean Air                                           59,750               860
   Kumho Electric Inc.*                                 71,670             1,786
   Lg Chemical                                         174,430             5,064
   Lg Electronics                                      177,580             5,958
   Mirae                                               497,000             2,657
   Pohang Iron & Steel                                  49,275             5,559
   Pohang Iron & Steel ADR                             147,600             4,622
   Samsung                                             352,780             5,164
   Samsung Electronic                                  119,196            19,311
   Samsung Electronics
     GDR 144A (A)                                       66,386             5,291
   Samsung Electronics GDR,
     Series A                                              874                54
   Samsung Fire & Marine
     Insurance                                          36,180             1,595
   Samsung Securities                                   77,746             2,525
   Shinhan Bank                                        179,780             1,671
   Shinhan Bank ADR                                    174,915             3,214
   SK Telecom                                          348,497             3,594
   Ssangyong Oil Refining                              140,230             2,802
                                                                       ---------
                                                                         112,592
                                                                       ---------
Taiwan -- 9.8%
   Accton Technology GDR*                              345,432             1,373
   Acer                                                690,000             1,254
   Acer GDR                                            587,500             5,229
   Advanced Semiconductor
     Engineering GDR*                                   30,687               593
   Advanced Semiconductor
     Engineering                                       598,444             1,711
   Ase Test*                                           166,200             4,030
   Asia Cement GDR                                     194,994             2,047
   Asustek Computer                                        330                 3
   Asustek Computer GDR                                464,766             6,181
   Bank Sinopac                                      5,449,546             2,910
   Cathay Life Insurance                             1,018,000             2,637
   China Development                                 2,471,000             3,763

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                                       Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
   China Steel                                         1,050,000       $     856
   China Steel GDS                                       216,000           4,304
   Chung Housing Bills Finance*                          981,342             398
   Compal Electronics                                    145,651             463
   CTCI                                                  600,000             531
   D-Link                                                 20,000              36
   Delta Electronics                                     546,000           2,053
   Formosa Chemical & Fibre                            1,040,000             999
   Fubon Insurance                                        66,000             536
   Goldsun Development &
     Construction*                                       503,800             163
   Hon Hai Precision Industry                            420,000           2,760
   Hon Hai Precision Industry
     GDR (A)                                              81,600           1,133
   Hua Nan Bank                                        2,130,000           2,860
   Pacific Electric Wire & Cable                         962,000             471
   Siliconware Precision Industries                      600,000           1,005
   Siliconware Precision
     Industries GDR*                                      40,100             418
   Synnex Technology
     International                                       390,176           1,899
   Synnex Technology
     International GDR                                    52,000             965
   Taiwan American Fund*                                  80,000           1,137
   Taiwan Semiconductor                                2,460,000          10,376
   Taiwan Semiconductor ADR                              333,243           9,831
   Tatung                                                500,000             529
   Union Petrochemical                                 1,050,000             995
   United Microelectronics                             1,289,050           3,014
   Winbond Electronics 144a (A)                          175,400           3,219
   Yageo GDR                                             222,000           1,288
   Yang Ming Marine
     Transport GDR                                       103,425             628
                                                                       ---------
                                                                          84,598
                                                                       ---------
Thailand -- 1.3%
   Advanced Info Service*                                113,900           1,303
   Bangkok Bank 'F'*                                     576,300           1,134
   Bangkok Expressway  'F'*                              729,500             325
   Bec World Public 'F'                                  187,300           1,016
   Industrial Finance 'F'*                               350,000             109
   Italian Thai Development 'F'*                         219,700             274
   Kce Electronics*                                      245,100             494
   Kiatnakin Finance Public                              475,000             482
   National Petrochemical 'F'*                         1,046,400             818
   PTT Exploration 'F'*                                  178,300           1,246
   Quality House Limited                               1,200,000             243
   Quality House Public Rights*                        1,200,000              60
   Siam Cement*                                           66,800           1,391
   Siam Panich Leasing                                   675,000             474
   Telecomasia*                                          808,800             553
   Thai Airways International 'F'*                       620,900             835
   Thai Farmers Bank 'F'*                                237,100             280
   Thai Farmers Bank Rights                              237,100             164


--------------------------------------------------------------------------------
                                                                       Market
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
   Tipco Asphalt 'F'*                                    199,200     $       169
                                                                     -----------
                                                                          11,370
                                                                     -----------
Turkey -- 2.6%
   Adana Cimento                                      25,203,000             503
   Akbank                                             58,550,000             877
   Akcansa Cimento                                    34,100,000             466
   Aksigorta                                          22,015,360             621
   Alarko Holdings                                    24,700,000             617
   Arcelik                                            29,294,289             938
   Dogan Sirketler Grubu
     Holdings                                         41,776,500             598
   Dogan Yayin Holding                               149,375,000             600
   Ege Biracilik ve Malt Sanayi                       14,150,000             461
   Eregli Demir Ve Celik
     Fabrikalari*                                    156,765,000           3,573
   Haci Omer Sabanci Holdings                         58,713,400           1,529
   Koc Holdings                                        7,600,000             734
   Migros Turk                                         6,871,918           2,983
   Tansas*                                             6,279,000             600
   Turk Sise VE CAM
     Fabrikalari                                     101,186,000           1,076
   Turkiye Garanti Bankasi*                          223,580,000           1,626
   Turkiye Is Bankasi                                116,440,000           2,148
   Yapi Ve Kredi Bankasi                             214,493,603           2,933
                                                                     -----------
                                                                          22,883
                                                                     -----------
United States -- 0.2%
   Seminis                                               115,625             997
   StarMedia Network*                                      9,700             356
                                                                     -----------
                                                                           1,353
                                                                     -----------
Venezuela -- 0.6%
   Compania Anonima Nacional
     Telecom ADR                                         203,492           5,456
                                                                     -----------
Total Foreign Common Stocks
   (Cost $619,544)                                                       781,644
                                                                     -----------

Foreign Preferred Stocks -- 5.6%
Brazil -- 5.5%
   Banco Bradesco                                     49,400,000             232
   Banco Itau                                         40,261,320           2,082
   Celular CRT Participacoes*                         24,249,941           2,633
   Cemig ADR*                                             43,560             669
   Cemig CIA Energy*                                 331,583,175           4,972
   Centrais Eletricas
     Brasileiras SA, Series B*                         5,930,900             100
   CIA Vale do Rio, Series A                             435,713           9,214
   CIA Vale do Rio Doce
     Unconverted Participants                              8,352              --

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

Emerging Markets
Equity Fund--Concluded
--------------------------------------------------------------------------------
                                                    Shares/Face        Market
Description                                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
   Companhia Paranese de
     Energia, Series B*                             428,283,169       $   2,801
   Eletrobras ADR*                                      135,300           1,145
   Embratel Participacoes                           213,405,000           2,449
   Gerdau                                           107,002,000           1,660
   Petrol Brasileiros                                77,835,286          11,551
   Tele Centro Oeste Celular
     Participacoes                                      233,185              --
   Tele Centro Sul Participacoes                    138,518,297           1,504
   Tele Leste Celular
     Participacoes                                1,219,220,000             757
   Tele Nordeste Celular
     Participacoes                                  171,731,800             205
   Tele Norte Celular
     Particacoes                                  1,087,991,000             619
   Tele Norte Leste
     Participacoes                                   73,261,000           1,148
   Tele Sudeste Celular
     Participacoes                                  133,565,000             583
   Telebras*                                          2,291,000               1
   Telecom Brasileiros                                2,291,000             172
   Telemig Celular, Series C*                            98,801               1
   Telesp Celular Participacoes                     132,313,000           1,299
   Telesp*                                           12,951,000           1,139
   Usiminas Gerais*                                     156,931             495
                                                                      ---------
                                                                         47,431
                                                                      ---------
Thailand -- 0.1%
   Siam Commercial Bank 'F'                             525,800             421
   Siam Commercial Bank 'F'
     Warrants                                           165,000              41
                                                                      ---------
                                                                            462
                                                                      ---------
Total Foreign Preferred Stocks
   (Cost $45,947)                                                        47,893
                                                                      ---------

Foreign Convertible Bonds -- 0.0%
Taiwan -- 0.0%
   Walsin Lihwa
     3.250%, 06/16/04                                       500             377
                                                                      ---------
Total Foreign Convertible Bonds
   (Cost $494)                                                              377
                                                                      ---------

Repurchase Agreements -- 5.0%
   J.P. Morgan
     5.35%, dated 09/01/99, matures
     10/01/99, repurchase price
     $20,968,496 (collateralized by
     U.S. Treasury Bond, due 05/15/01,
     5.625%, par value $20,909,000,
     market value $21,325,209)                         $  20,906         20,907


--------------------------------------------------------------------------------
                                                     Face Amount       Market
Description                                             (000)        Value (000)
--------------------------------------------------------------------------------
   State Street Bank
     4.25%, dated 09/30/99, matures
     10/01/99, repurchase price
     $22,380,641 (collateralized by
     various U.S. Treasury Notes,
     due 08/15/19-08/15/25,
     6.875%-8.125%, ranging in par
     value $10,065,000-$10,260,000,
     total market value $22,839,832)                   $  22,378      $  22,378
                                                                      ---------
Total Repurchase Agreements
   (Cost $43,285)                                                        43,285
                                                                      ---------
Total Investments -- 100.7%
   (Cost $709,270)                                                      873,199
                                                                      ---------
Other Assets and Liabilities, Net -- (0.7%)                              (6,288)
                                                                      ---------

Net Assets:
Fund Shares of Class A (unlimited
   authorization -- no par value) based
   on 94,995,229 outstanding shares of
   beneficial interest                                                  917,298
Distributions in excess of net
   investment income                                                     (4,370)
Accumulated net realized loss
   on investments                                                      (209,548)
Net unrealized appreciation
   on investments (2)                                                   163,929
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency and translation of other
   assets and liabilities in foreign currency                              (398)
                                                                      ---------
Total Net Assets-- 100.0%                                             $ 866,911
                                                                      =========
Net Asset Value, Offering
   and Redemption Price
   Per Share -- Class A                                                   $9.13
                                                                      =========

* Non-income producing security

Amounts designated as "--" are either $0 or have been rounded to $0.

(1) Security fair valued using methods determined in good faith by the valuation committee of the Board of Trustees.

(2) Net of $365,920 accrued foreign withholding taxes on appreciated securities.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers.

ADR -- American Depository Receipt

'F' -- Foreign Shares

GBP -- Great Britain Pound

GDR -- Global Depository Receipt

GDS -- Global Depository Share

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


International Fixed
Income Fund
--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
Foreign Bonds -- 85.7%
Australia -- 0.5%
   Commonwealth of Australia
      8.750%, 08/15/08                                   5,700         $   4,330
                                                                       ---------
Canada -- 2.8%
   Government of Canada
      5.500%, 09/01/02                                   6,968             4,737
      7.250%, 06/01/07                                  22,225            16,542
      9.000%, 06/01/25                                   1,005               958
                                                                       ---------
                                                                          22,237
                                                                       ---------
Denmark -- 0.6%
   Kingdom of Denmark
      7.000%, 11/15/07                                  33,300             5,245
                                                                       ---------
France -- 4.2%
   Government of France BTAN
      4.750%, 03/12/02                                  30,936            33,696
                                                                       ---------
Germany -- 18.5%
   Bundesschatzanweisungen
      4.000%, 03/17/00                                  85,755            92,108
      3.000%, 12/15/00                                  23,980            25,567
   Deutschland Republic
      4.500%, 07/04/09                                   5,957             6,065
      6.250%, 01/04/24                                  22,571            25,511
   KFW International Finance
      6.625%, 04/15/03                                     582               667
                                                                       ---------
                                                                         149,918
                                                                       ---------
Greece -- 2.2%
   Government of Greece
      8.700%, 04/08/05                               2,492,500             8,766
      8.600%, 03/26/08                               2,492,500             9,016
                                                                       ---------
                                                                          17,782
                                                                       ---------
Hungary -- 2.0%
   Government of Hungary
     12.500%, 04/12/02                               3,929,320            15,938
                                                                       ---------
Italy -- 3.2%
   Republic of Italy
      4.500%, 07/15/03                                  24,109            25,793
                                                                       ---------
Japan -- 19.9%
   Asian Development Bank
      3.125%, 06/29/05                               3,413,000            35,662
   European Investment Bank
      3.000%, 09/20/06                               3,658,000            38,115
   Export-Import Bank
      2.875%, 07/28/05                               2,470,000            25,561


--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
   Inter-American
     Development Bank
      1.900%, 07/08/09                               2,563,000         $  24,603
   Japanese Development Bank
      2.875%, 12/20/06                               3,550,000            36,782
                                                                       ---------
                                                                         160,723
                                                                       ---------
Netherlands -- 18.6%
   Kingdom of Netherlands
      5.750%, 01/15/04                                 119,407           133,913
      5.500%, 01/15/28                                  16,515            16,671
                                                                       ---------
                                                                         150,584
                                                                       ---------
Spain -- 4.4%
   Government of Spain
      4.250%, 07/30/02                                  32,990            35,438
                                                                       ---------
Sweden -- 2.6%
   Kingdom of Sweden
     10.250%, 05/05/03                                 148,900            21,295
                                                                       ---------
United Kingdom -- 6.2%
   United Kingdom Treasury
      7.500%, 12/07/06                                   4,151             7,375
      8.500%, 07/16/07                                   9,677            18,293
      8.000%, 12/07/15                                  11,560            24,555
                                                                       ---------
                                                                          50,223
                                                                       ---------
Total Foreign Bonds
   (Cost $677,720)                                                       693,202
                                                                       ---------

U.S. Treasury Obligations -- 4.6%
   U.S. Treasury Bond
      6.125%, 11/15/27                                     680         $     661
   U.S. Treasury Notes
      6.750%, 04/30/00                                  36,229            36,535
      5.625%, 05/15/08                                     260               252
                                                                       ---------
Total U.S. Treasury Obligations
   (Cost $37,432)                                                         37,448
                                                                       ---------

U.S. Government Mortgage-
Backed Obligations -- 4.1%
   FNMA
      6.875%, 06/07/02                        GBP        5,150         $   8,512
   FNMA
      2.125%, 10/09/07                        JPY        1,100            10,835
      1.750%, 03/26/08                        JPY        1,440            13,843
                                                                       ---------
Total U.S. Government Mortgage-
   Backed Obligations
   (Cost $30,830)                                                         33,190
                                                                       ---------

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

International Fixed
Income Fund--Concluded

--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
Repurchase Agreements -- 3.5%
   Morgan Stanley
     5.18%, dated 09/24/99, matures
     10/01/99, repurchase price
     $18,944,062 (collateralized by
     U.S. Treasury Note, due 08/15/15,
     10.625%, par value $13,520,000,
     market value $19,082,533)                         $18,925        $  18,925
   State Street Bank
     4.25%, dated 09/30/99, matures
     10/01/99, repurchase price
     $9,583,131 (collateralized by
     U.S. Treasury Note, due 08/15/25,
     6.875%, par value $9,210,000,
     market value $9,774,342)                            9,582            9,582
                                                                      ---------
Total Repurchase Agreements
   (Cost $28,507)                                                        28,507
                                                                      ---------
Total Investments-- 97.9%
   (Cost $774,489)                                                      792,347
                                                                      ---------
Other Assets and Liabilities, Net -- 2.1%                                17,093
                                                                      ---------

Net Assets:
Fund Shares of Class A (unlimited
   authorization -- no par value) based
   on 73,416,238 outstanding shares of
   beneficial interest                                                  798,651
Undistributed net investment income                                       1,726
Accumulated net realized loss
   on investments                                                        (6,181)
Net unrealized appreciation
   on investments                                                        17,858
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency and translation of other
   assets and liabilities in foreign currency                            (2,614)
                                                                      ---------
Total Net Assets-- 100.0%                                             $ 809,440
                                                                      =========
Net Asset Value, Offering
   and Redemption Price
   Per Share -- Class A                                               $   11.03
                                                                      =========
BTAN -- Bons du tresor a Taux Fixe et a Interet Annel

FNMA -- Federal National Mortgage Association

GBP -- Great Britain Pound

JPY -- Japanese Yen

(1) In local currency unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.


Emerging Markets
Debt Fund

--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
Foreign Bonds -- 89.1%
Algeria -- 3.0%
   Republic of Algeria FRN
     Tranche 1 Restructured
      6.813%, 09/04/06                                3,000          $ 2,235
   Republic of Algeria FRN
     Tranche 3 Restructured
      6.813%, 03/04/10                                6,600            4,653
   Republic of Algeria FRN
     Tranche A Restructured
      7.500%, 03/04/00                                1,766            1,722
                                                                     -------
                                                                       8,610
                                                                     -------
Argentina -- 16.9%
   Government of Argentina
     11.000%, 12/04/05                               10,875           10,342
     11.375%, 01/30/17                                8,250            7,776
     11.750%, 02/12/07                           ARS 12,500           10,502
     11.750%, 04/07/09                                7,950            7,672
   Government of Argentina (A)
      6.000%, 03/31/23                                7,850            5,613
   Government of Argentina FRB (A)
      6.813%, 03/31/05                                  924              809
   Government of Argentina FRN (A)
     11.786%, 04/10/05                                6,250            5,406
   Government of Argentina
     Global Warrant*                                 10,875               27
                                                                     -------
                                                                      48,147
                                                                     -------
Brazil -- 16.9%
   Government of Brazil,
     Series EI-L (A)
      5.875%, 04/15/06                                4,750            3,705
   Government of Brazil
     FLIRB L Registered (A)
      5.000%, 04/15/09                                3,000            1,785
   Government of Brazil
     DCB L Registered (A)
      5.938%, 04/15/12                                7,500            4,444
   Government of Brazil
     C Bond Bearer
      5.000%, 04/15/14                               39,026           24,245
   Government of Brazil
     C Bond Registered
      5.000%, 04/15/14                                2,424            1,506
   Government of Brazil
     DCB L Bearer (A)
      5.938%, 04/15/12                                  300              178

--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
   Government of Brazil
     Discount Notes, Series ZL
      5.875%, 04/15/24                                4,100          $ 2,547
   Government of Brazil
     NMB L Bearer (A)
      5.938%, 04/15/09                                5,200            3,666
   Government of Brazil
     NMB L Registered (A)
      5.938%, 04/15/09                                8,250            5,817
                                                                     -------
                                                                      47,893
                                                                     -------
Bulgaria -- 4.5%
   Bulgaria IAB Registered (A)
      6.500%, 07/28/11                                4,400            3,113
   Republic of Bulgaria
     Discount Notes, Series A
      6.500%, 07/28/24                                5,100            3,353
   Republic of Bulgaria FLIRB
     Non-U.S. Global Bearer, Series A
      2.750%, 07/28/12                                9,950            6,244
                                                                     -------
                                                                      12,710
                                                                     -------
Colombia -- 4.9%
   Republic of Colombia
      7.250%, 02/15/03                                  800              706
      8.375%, 02/15/27                                1,500            1,050
      9.750%, 04/23/09                                5,200            4,459
   Republic of Columbia
      7.270%, 06/15/03                                6,000            5,145
   Republic of Columbia FRN (A)
     12.471%, 08/13/05                                2,900            2,683
                                                                     -------
                                                                      14,043
                                                                     -------
Costa Rica -- 0.8%
   Government of Costa Rica,
     Series B
      6.250%, 05/21/15                                2,600            2,139
                                                                     -------
Croatia -- 2.4%
   Government of Croatia FRN,
     Series A
      6.456%, 07/31/10                                6,250            4,891
   Government of Croatia FRN,
     Series B (A)
      6.456%, 07/31/06                                2,379            1,963
                                                                     -------
                                                                       6,854
                                                                     -------
Ecuador -- 1.6%
   Government of Ecuador
     Discount Notes FRN
      6.750%, 02/28/25                                1,750              543



--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
  Government of Ecuador
     Registered PAR
      4.000%, 02/28/25                               13,700          $ 3,973
                                                                     -------
                                                                       4,516
                                                                     -------
Ivory Coast -- 0.9%
   Ivory Coast FLIRB 144a (A)
      2.000%, 03/29/18                                2,500              450
   Ivory Coast FLIRB Registered (A)
      2.000%, 03/29/18                                4,000              720
   Ivory Coast PDI
      2.000%, 03/29/18                                5,053            1,364
                                                                     -------
                                                                       2,534
                                                                     -------
Mexico -- 6.2%
   Government of Mexico
     Discount, Series B
      5.875%, 12/31/19                                1,925            1,643
   Government of Mexico
     Discount, Series C
      5.874%, 12/31/19                                2,500            2,134
   Government of Mexico Par
     Bonds with Recovery Rights,
     Series A
      6.250%, 12/31/19                                6,300            4,631
   Government of Mexico Par
     Bonds with Recovery
     Rights, Series B
      6.250%, 12/31/19                                2,950            2,168
   Petroleos Mexicanos
      9.250%, 03/30/18                                3,750            3,150
   United Mexico States
     11.500%, 05/15/26                                1,600            1,760
   United Mexico States Warrant*                     28,176            2,127
                                                                     -------
                                                                      17,613
                                                                     -------
Morocco -- 3.1%
   Morocco R&C Loan FRN,
     Tranche A
      5.906%, 01/01/09                               10,397            8,811
                                                                      ------
Panama -- 1.7%
   Government of Panama
      8.250%, 04/22/08                                2,000            1,740
   Government of Panama IRB
      4.250%, 07/17/14                                4,050            2,876
   Government of Panama PDI
      4.000%, 07/17/16                                  298              213
                                                                     -------
                                                                       4,829
                                                                     -------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

Emerging Markets
Debt Fund--Concluded
--------------------------------------------------------------------------------
                                                   Face Amount         Market
Description                                          (000)(1)        Value (000)
--------------------------------------------------------------------------------
Peru -- 3.2%
   Republic of Peru FLIRB
      3.750%, 03/07/17                               12,625         $  6,770
   Republic of Peru PDI
      4.500%, 03/07/17                                4,000            2,455
                                                                    --------
                                                                       9,225
                                                                    --------
Philippines -- 3.4%
   Government of Philippines
      9.875%, 01/15/19                               10,200            9,677
                                                                    --------
Poland -- 2.8%
   Republic of Poland RSTA
      4.000%, 10/27/24                                8,000            5,160
   Telekomunikacja Polska
     SA 144a (A)
      7.750%, 12/10/08                                2,750            2,671
                                                                    --------
                                                                       7,831
                                                                    --------
Russia -- 6.6%
   Russian Government
     11.750%, 06/10/03                                2,800            1,456
     12.750%, 06/24/28                               16,460            7,757
   Russian Government
     Principal Loans*
      6.063%, 12/15/20                              104,650            9,549
                                                                    --------
                                                                      18,762
                                                                    --------
South Korea -- 0.6%
   Korea Development Bank
      7.625%, 10/01/02                                1,750            1,748
                                                                    --------
Venezuela -- 9.6%
   Government of Venezuela
     13.625%, 08/15/18                               18,800           17,202
      9.250%, 09/15/27                                1,250              823
   Government of Venezuela
     PAR, Series B
      6.750%, 03/31/20                                3,000            1,958
   Government of Venezuela
     Discount, Series A (A)
      5.875%, 03/31/20                                1,500              983
   Government of Venezuela
     FLIRB, Series A
      6.875%, 03/31/07                                4,464            3,362
   Government of Venezuela DCB
      6.313%, 12/18/07                                4,047            3,096
   Venezuela Par Rights*                                 15               --
                                                                    --------
                                                                      27,424
                                                                    --------
Total Foreign Bonds
   (Cost $263,918)                                                   253,366
                                                                    --------

--------------------------------------------------------------------------------
                                              Face Amount/Shares      Market
Description                                       (000)(1)          Value (000)
--------------------------------------------------------------------------------
Options -- 0.1%
   January 2000, Hong Kong
     Dollar Option Put,
     Strike Price $7.8025*                       84,250,000         $    143
   January 2000, Hong Kong
     Dollar Option Put,
     Strike Price $7.8165*                       42,000,000               42
                                                                    --------
Total Options
   (Cost $1,025)                                                         185
                                                                    --------

Treasury Note -- 7.1%
   US T-Note
     6.125%, 08/15/29                               $20,000           20,181
                                                                    --------
Total Treasury Note
   (Cost $20,016)                                                     20,181
                                                                    --------

Repurchase Agreement -- 3.7%
   State Street Bank
     5.25%, dated 09/30/99, matures
     10/01/99, repurchase price
     $10,430,520 (collateralized by
     U.S. Treasury Note, due
     11/15/21, 8.00%, par value
     $8,845,000, market value
     $10,641,640)                                    10,429           10,429
                                                                    --------
Total Repurchase Agreement
   (Cost $10,429)                                                     10,429
                                                                    --------
Total Investments -- 100.0%
   (Cost $295,388)                                                  $284,161
                                                                    ========

* Non-income producing security

Amounts designated as "--" are either $0 or have been rounded to $0.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ARS -- Argentina Peso
DCB -- Discount Bond
FLIRB -- Front Loaded Interest Reduction Bond
FRB -- Floating Rate Bond
FRN -- Floating Rate Note
IAB -- Interest Arrears Bond
IRB -- Interest Revenue Bond
NMB -- New Money Bond
PDI -- Past Due Interest
RSTA -- Revolving Short Term Agreement

(1)  In U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)
-------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999



                                                                      --------
                                                                      Emerging
                                                                       Markets
                                                                     Debt Fund
                                                                      --------
Assets:
   Investment securities (Cost $295,388)                              $284,161
   Interest receivable                                                   7,085
   Receivable for investment securities sold                            22,476
   Receivable for shares of beneficial interest sold                     2,205
   Other assets                                                             65
                                                                      --------
   Total Assets                                                        315,992
                                                                      --------
Liabilities:
   Payable for investment securities purchased                          25,658
   Payable for shares of beneficial interest redeemed                    5,174
   Payable to affiliates                                                   394
   Other liabilities                                                       773
                                                                      --------
   Total Liabilities                                                    31,999
                                                                      --------
   Net Assets                                                         $283,993
                                                                      ========

Net Assets:
   Fund shares of Class A (unlimited
     authorization -- no par value) based
     on 35,031,158 outstanding shares of
     beneficial interest                                               307,050
   Undistributed net investment income                                  20,913
   Accumulated net realized loss on investments                        (32,743)
   Net unrealized depreciation on investments                          (11,227)
                                                                      --------
   Net Assets                                                         $283,993
                                                                      ========

Net asset value, offering and redemption
   price per share -- Class A                                         $   8.11
                                                                      ========

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
-------------------------------------------------------------------------------
SEI Institutional International Trust-- For the year ended September 30, 1999

                                                  ------------          -----------      -------------        ---------
                                                                         Emerging        International        Emerging
                                                  International           Markets            Fixed             Markets
                                                   Equity Fund          Equity Fund       Income Fund         Debt Fund
                                                  ------------          -----------      -------------        ---------
Investment Income:
   Dividends                                         $ 23,817             $ 10,791         $     --            $    --
   Interest                                             1,572                1,115           25,920             30,562
   Less: Foreign Taxes Withheld                        (2,293)                (559)              --                 --
                                                     --------             --------         --------            -------
   Total Investment Income                             23,096               11,347           25,920             30,562
                                                     --------             --------         --------            -------
Expenses:
   Management fees                                      6,241                4,600            3,908              1,458
   Investment advisory fees                             7,004                7,431            1,954              1,907
   Less: Investment advisory fees waived                 (380)              (1,377)            (326)              (641)
   Shareholder servicing fees                           3,466                1,769            1,628                561
   Less: Shareholder servicing fees waived                 --                   --           (1,115)              (415)
   Custodian/wire agent fees                              948                1,183              241                 65
   Professional fees                                      102                   53               46                 18
   Registration & filing fees                             183                   44              106                 30
   Printing fees                                           82                   37               42                 11
   Trustee fees                                            31                   14               14                  5
   Pricing fees                                            21                   19               19                 17
   Distribution fees                                        1                   --               --                 --
   Amortization of deferred organization costs             --                    2                1                  4
   Other expenses                                          53                   25               21                  8
                                                     --------             --------         --------            -------
   Total Expenses                                      17,752               13,800            6,539              3,028
                                                     --------             --------         --------            -------
Net Investment Income (Loss)                            5,344               (2,453)          19,381             27,534
                                                     --------             --------         --------            -------
Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
   Transactions:
   Net realized gain (loss) from:
     Security transactions                             30,559              (34,375)          (3,927)              (776)
     Futures contracts                                  2,274                   --               --                 --
   Net realized gain (loss) on forward foreign
     currency contracts and foreign
     currency transactions                               (641)              (2,152)          (6,019)                12
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, futures contracts,
     foreign currencies, and translation
     of other assets and liabilities
     in foreign currency                                1,244                 (117)          (4,342)                --
   Net change in unrealized appreciation
     (depreciation) on investments                    372,263              301,729*         (11,734)            29,103
                                                     --------             --------         --------            -------
Net Increase (Decrease) in Net Assets
   from Operations                                   $411,043             $262,632         $ (6,641)           $55,873
                                                     ========             ========         ========            =======

* Net of $365,920 charge in accrued foreign withholding taxes on appreciated securities.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------
SEI Institutional International Trust--For the year ended September 30, 1999, the seven month period ended September 30, 1998 and for the year ended February 28, 1998

                                                   -------------------------------------    -------------------------------------
                                                                International                        Emerging Markets
                                                                 Equity Fund                            Equity Fund
                                                   -------------------------------------    -------------------------------------
                                                      10/1/98-     3/1/98-      3/1/97-     10/1/98-       3/1/98-       3/1/97-
                                                      9/30/99      9/30/98      2/28/98      9/30/99       9/30/98       2/28/98
                                                   -------------------------------------    -------------------------------------
Operations:
   Net investment income (loss)                    $     5,344    $   9,403    $   8,682    $  (2,453)    $   4,679    $    (241)
   Net realized gain (loss)
     from investment transactions                       32,833       56,947       (9,726)     (34,375)     (146,444)     (26,146)
   Net realized gain (loss)
     on forward foreign currency contracts
     and foreign currency transactions                    (641)      (2,404)       4,310       (2,152)       (1,510)      (2,534)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, futures contracts,
     foreign currencies, and translation of
     other assets and liabilities
     denominated in foreign currencies                   1,244       (6,248)       5,259         (117)         (302)           9
   Net change in unrealized appreciation
     (depreciation) on investments                     372,263     (171,208)      60,622      301,729*     (127,954)     (38,411)
                                                   -----------    ---------    ---------    ---------     ---------    ---------
   Net increase (decrease)
     in net assets from operations                     411,043     (113,510)      69,147      262,632      (271,531)     (67,323)
                                                   -----------    ---------    ---------    ---------     ---------    ---------
Distributions From:
   Net investment income:
     Class A                                           (11,193)        --        (13,649)      (1,049)         --         (1,039)
     Class D                                                (3)        --             (4)        --            --           --
   Net realized gains:
     Class A                                           (37,113)        --        (19,564)        --            --           (284)
     Class D                                               (12)        --             (6)        --            --           --
                                                   -----------    ---------    ---------    ---------     ---------    ---------
   Total distributions                                 (48,321)        --        (33,223)      (1,049)         --         (1,323)
                                                   -----------    ---------    ---------    ---------     ---------    ---------
Capital Share Transactions (1):
   Class A:
     Proceeds from shares issued                     1,066,515      445,665      485,986      450,898       361,528      421,404
     Reinvestment of cash distributions                 43,631         --         25,961        1,011          --          1,122
     Cost of shares redeemed                          (595,013)    (217,039)    (220,367)    (345,051)     (101,275)     (65,606)
                                                   -----------    ---------    ---------    ---------     ---------    ---------
     Increase in net assets from
       Class A transactions                            515,133      228,626      291,580      106,858       260,253      356,920
                                                   -----------    ---------    ---------    ---------     ---------    ---------
   Class D:
     Proceeds from shares issued                            44          128          150         --            --           --
     Reinvestment of cash distributions                     15         --             10         --            --           --
     Cost of shares redeemed                               (67)         (50)         (59)        --            --           --
                                                   -----------    ---------    ---------    ---------     ---------    ---------
     Increase in net assets from
       Class D transactions                                 (8)          78          101         --            --           --
                                                   -----------    ---------    ---------    ---------     ---------    ---------
Increase in Net Assets Derived from
   Capital Share Transactions                          515,125      228,704      291,681      106,858       260,253      356,920
                                                   -----------    ---------    ---------    ---------     ---------    ---------
         Net increase (decrease) in net assets         877,847      115,194      327,605      368,441       (11,278)     288,274
Net Assets:
   Beginning of period                                 967,038      851,844      524,239      498,470       509,748      221,474
                                                   -----------    ---------    ---------    ---------     ---------    ---------
   End of period                                   $ 1,844,885    $ 967,038    $ 851,844    $ 866,911     $ 498,470    $ 509,748
                                                   ===========    =========    =========    =========     =========    =========
(1) Capital Share Transactions:
   Class A:
     Shares issued                                      97,155       42,475       49,078       56,297        44,898       36,760
     Shares issued in lieu of cash distributions         4,292         --          2,802          141          --            112
     Shares redeemed                                   (54,402)     (20,820)     (22,162)     (42,292)      (12,415)      (5,763)
                                                   -----------    ---------    ---------    ---------     ---------    ---------
     Total Class A transactions                         47,045       21,655       29,718       14,146        32,483       31,109
                                                   -----------    ---------    ---------    ---------     ---------    ---------
   Class D:
     Shares issued                                           4           12           16         --            --           --
     Shares issued in lieu of cash distributions             2         --              1         --            --           --
     Shares redeemed                                        (7)          (5)          (6)        --            --           --
                                                   -----------    ---------    ---------    ---------     ---------    ---------
     Total Class D transactions                             (1)           7           11         --            --           --
                                                   -----------    ---------    ---------    ---------     ---------    ---------
         Net increase in capital shares                 47,044       21,662       29,729       14,146        32,483       31,109
                                                   ===========    =========    =========    =========     =========    =========


Amounts designated as "--" are either $0 or have been rounded to $0

* Net of $365,920 charge in accrued foreign withholding taxes on appreciated securities.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------
SEI Institutional International Trust-- For the year ended September 30, 1999, the seven month period ended September 30, 1998 and for the year ended February 28, 1998 26

                                                 -----------------------------------    -----------------------------------
                                                              International                      Emerging Markets
                                                           Fixed Income Fund                       Debt Fund (1)
                                                 -----------------------------------    -----------------------------------
                                                   10/1/98-     3/1/98-      3/1/97-    10/1/98-      3/1/98-      6/29/97-
                                                   9/30/99      9/30/98     2/28/98      9/30/99      9/30/98      2/28/98
                                                 -----------------------------------    -----------------------------------
Operations:

   Net investment income                         $  19,381    $   9,840    $  11,722    $  27,534    $  10,065    $   4,652
   Net realized gain (loss)
     from investment transactions                   (3,927)       5,777        2,697         (776)     (29,101)      (2,866)
   Net realized gain (loss) on
     forward foreign currency
     contracts and foreign
     currency transactions                          (6,019)       7,250       (8,722)          12           (1)         (26)
   Net change in unrealized
     appreciation (depreciation)
     on forward foreign currency
     contracts, futures contracts,
     foreign currencies, and translation
     of other assets and liabilities
     denominated in foreign currencies              (4,342)       3,174       (2,725)        --           --           --
   Net change in unrealized appreciation
     (depreciation) on investments                 (11,734)      28,366        8,742       29,103      (42,403)       2,073
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease)
     in net assets from operations                  (6,641)      54,407       11,714       55,873      (61,440)       3,833
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Distributions From:
   Net investment income:
   Class A                                         (25,854)        --         (2,928)     (18,629)        --         (2,694)
   Net realized gains:
   Class A                                          (9,656)        --         (3,022)        --           --           --
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Total distributions                             (35,510)        --         (5,950)     (18,629)        --         (2,694)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Capital Share Transactions (1):
   Class A:
   Proceeds from shares issued                     473,365      169,657      271,882      145,289      108,932      160,754
   Reinvestment of cash distributions               33,746         --          5,305       18,391         --          2,651
   Cost of shares redeemed                        (189,320)     (99,238)     (78,196)     (79,869)     (38,838)     (10,260)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Increase in Net Assets Derived from
     Capital Share Transactions                    317,791       70,419      198,991       83,811       70,094      153,145
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Net increase in net assets                      275,640      124,826      204,755      121,055        8,654      154,284
   Net Assets:
   Beginning of period                             533,800      408,974      204,219      162,938      154,284         --
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   End of period                                 $ 809,440    $ 533,800    $ 408,974    $ 283,993    $ 162,938    $ 154,284
                                                 =========    =========    =========    =========    =========    =========
   (1) Capital Share Transactions:
   Class A:
   Shares issued                                    42,467       15,600       25,735       19,085       13,614       15,725
   Shares issued in lieu of cash distributions       2,846         --            504        2,533         --            263
   Shares redeemed                                 (16,794)      (8,988)      (7,344)     (10,439)      (4,725)      (1,025)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Net increase in capital shares                   28,519        6,612       18,895       11,179        8,889       14,963
                                                 =========    =========    =========    =========    =========    =========

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Emerging Markets Debt commenced operations on June 29, 1997.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

SEI Institutional International Trust -- For the year ended September 30, 1999, the seven month period ended September 30, 1998 and for the years ended February 28, or 29.


For a Share Outstanding Throughout each Period

                                                                                                                   Ratio of
                                                                                                                     Net
                                                                                                                    Invest-
                                                                                                                     ment
                                                                                                Ratio               Income/
                                                                                                of Net              (Loss)
                                                                                                Invest-   Ratio of    to
                             Net     Distri-  Distri-                                   Ratio     ment    Expenses  Average
            Net      Net   Realized  butions  butions     Net                             of    Income/      to       Net
           Asset   Invest-  and Un-   from     from      Asset                        Expenses   (Loss)    Average   Assets   Port-
           Value     ment  realized  Net In-  Realized   Value            Net Assets  to Aver-  to Aver-  Net Assets Exclu-  folio
        Beginning  Income/  Gains/  vestment  Capital   End of    Total     End of     age Net   age Net (Excluding  ding   Turnover
        of Period  (Loss)  (Losses) Income(4)  Gains    Period   Return  Period (000)   Assets   Assets   Waivers)  Waivers)  Rate
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
International Equity Fund
-------------------------------------------------------
Class A
 For the year ended September 30:
 1999(5)   $ 9.16  $ 0.04   $ 3.34   $(0.10)  $(0.35)   $12.09   37.86%    $1,844,459   1.28%    0.39%     1.31%     0.36%      61%
 For the seven month period ended September 30:
 1998(5)   $10.15  $ 0.07   $(1.06)  $--      $  --     $ 9.16   (9.75)%*  $  966,707   1.24%    1.60%+    1.31%+    1.53%+     66%
 For the years ended February 28 or 29:
 1998(5)  $  9.67  $ 0.17   $ 0.77   $(0.18)  $(0.28)   $10.15   10.21%    $  851,542   1.21%    1.31%     1.30%     1.22%      75%
 1997       10.00    0.09     0.47    (0.07)   (0.82)     9.67    5.70        524,062   1.28     1.11      1.42      0.97      117
 1996        9.59    0.14     1.45    (0.19)   (0.99)    10.00   17.30        347,646   1.25     1.29      1.29      1.25      102
 1995       11.00    0.15    (0.97)   --       (0.59)     9.59   (7.67)       328,503   1.19     1.30      1.21      1.28       64
Class D
 For the year ended September 30:
 1999      $ 9.07  $(0.01)  $ 3.35   $(0.09)  $(0.35)   $11.97   37.69%    $      426   1.43%    0.20%     1.46%     0.17%      61%
 For the seven month period ended September 30:
 1998(5)   $10.06  $ 0.06   $(1.05)  $--      $  --     $ 9.07   (9.84)%*  $      331   1.39%+   1.36%+    1.46%+    1.29%+     66%
 For the years ended February 28 or 29:
 1998(5)   $ 9.58  $ 0.15   $ 0.77   $(0.16)  $(0.28)   $10.06    9.92%    $      302   1.36%    1.16%     1.45%     1.07%      75%
 1997        9.93    0.05     0.47    (0.05)   (0.82)     9.58    5.39            177   1.55     0.71      1.65      0.61      117
 1996        9.56    0.04     1.50    (0.18)   (0.99)     9.93   16.77            199   1.65     0.58      1.90      0.33      102
 1995(1)    10.81    0.01    (0.67)   --       (0.59)     9.56   (6.33)*           51   1.47     0.42      1.48      0.41       64

-------------------------------------------------------
Emerging Markets Equity Fund
-------------------------------------------------------
Class A
 For the year ended September 30:
 1999      $ 6.17  $(0.03)  $ 3.00   $(0.01)  $  --     $ 9.13   48.23%    $  866,911   1.95%   (0.35)%    2.14%    (0.54)%    129%
 For the seven month period ended September 30:
 1998      $10.55  $ 0.07   $(4.45)  $--      $  --     $ 6.17  (41.52)%*  $  498,470   1.95%+   1.51%+    2.24%+    1.22%+     46%
 For the years ended February 28 or 29:
 1998      $12.87  $(0.03)  $(2.25)  $(0.03)  $(0.01)   $10.55  (17.72)%   $  509,748   1.95%   (0.12%)    2.36%    (0.53)%     76%
 1997       10.93    0.01     1.96    (0.02)   (0.01)    12.87   18.02        221,474   1.95    (0.04)     2.55     (0.64)     100
 1996       10.27   (0.02)    0.72    --       (0.04)    10.93    6.83         67,181   1.95    (0.23)     2.72     (1.00)     104
 1995(2)    10.00    0.01     0.26    --       --        10.27    2.70*         5,300   1.95     1.79      4.98     (1.24)      --

-------------------------------------------------------
International Fixed Income Fund
-------------------------------------------------------
Class A
 For the year ended September 30:
 1999      $11.89  $ 0.30   $(0.42)  $(0.53)  $(0.21)   $11.03   (1.36)%   $  809,440   1.00%    2.97%     1.22%     2.75%     278%
 For the seven month period ended September 30:
 1998      $10.68  $ 0.40   $ 0.81   $--      $  --     $11.89   11.33%*   $  533,800   1.00%+   3.61%+    1.21%+    3.40%+    112%
 For the years ended February 28 or 29:
 1998      $10.53  $ 0.23   $ 0.11   $(0.10)  $(0.09)   $10.68    3.23%    $  408,974   1.00%    3.92%     1.24%     3.68%     280%
 1997       10.77    0.71    (0.49)   (0.38)   (0.08)    10.53    1.85        204,219   1.00     3.99      1.39      3.60      352
 1996       10.42    0.58     0.89    (1.02)   (0.10)    10.77   13.96         84,318   1.00     4.70      1.27      4.43      269
 1995       10.23    0.43     0.40    (0.62)   (0.02)    10.42    8.43         42,580   1.00     4.68      1.30      4.38      303

-------------------------------------------------------
Emerging Markets Debt Fund
-------------------------------------------------------
Class A
 For the year ended September 30:
 1999      $ 6.83  $ 0.84   $ 1.19   $(0.75)  $ --      $ 8.11   31.15%    $  283,993   1.35%   12.27%     1.82%    11.80%     184%
 For the seven month period ended September 30:
 1998      $10.31  $(0.11)  $(3.37)  $--      $ --      $ 6.83  (33.75)%*  $  162,938   1.35%+  10.28%+    1.84%+    9.79%+    186%
 For the year ended February 28:
 1998(3)   $10.00  $ 0.56   $--      $(0.25)  $ --      $10.31  5.64%*     $  154,284   1.35%    8.05%     1.94%     7.46%     269%



+    Annualized.
*    Returns are for the period indicated and have not been annualized.
(1) International Equity Class D shares were offered beginning May 1, 1994. All ratios for that period have been annualized.
(2) Emerging Markets Equity Class A shares were offered beginning January 17, 1995. All ratios for that period have been annualized.
(3) Emerging Markets Debt Class A shares were offered beginning June 29, 1997. All ratios for that period have been annualized.
(4) Distributions from net investment income include distributions of certain foreign currency gains and losses.
(5) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

1. Organization

SEI Institutional International Trust, (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and Class D shares of the International Equity Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation -- Investment securities that are listed on a securities exchange for which market quotations are readily available are valued by an independent pricing service at the last quoted sales price for such securities, or if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at amortized cost, which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are valued at fair value using good faith pricing procedures approved by the Board of Trustees.

     Federal Income Taxes -- It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

     Net Asset Value Per Share -- Net asset value per share is calculated on a daily basis by dividing the assets of each Fund less its liabilities by the number of outstanding shares of the Fund.

      Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral to cover principal and interest, including accrued interest thereon, is sufficient in the event of default by the counterparty.

     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty of the repurchase agreement.

     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     For foreign equity securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

     The Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

     Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

     Futures Contracts -- The International Equity Fund utilized futures contracts during the year ended September 30, 1999. The Fund's investment in these futures contracts is designed to enable the Fund to more closely approximate the performance of its benchmark index.

     Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked to market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

     Option Selling/Purchasing -- The Funds may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

     Classes -- Class-specific expenses, such as Shareholder Servicing for Class A and 12b-1 and Transfer Agent for Class D, are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

     Expenses -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

     Distributions -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

     Accordingly, $3,200,000 and $258,000 was reclassified from accumulated net realized gain on investments to undistributed net investment income in the International Equity and Emerging Markets Equity Funds, respectively. The International Fixed Income Fund reclassed $2,006,000 from accumulated net investment income to accumulated net realized loss on investments. The International Equity Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, the International Equity Fund reclassed $2,848,000 and $7,378,000 from undistributed net investment income and accumulated net realized gains on investments respectively, to paid in capital. In addition, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been reclassified from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income:

                                                 (000)
                                                ------
International Equity Fund                       $(641)
Emerging Markets Equity Fund                   (2,152)
International Fixed Income Fund                (6,019)
Emerging Markets Debt Fund                         12

     These reclassifications have no effect on net assets or net value per share.

     Other -- Security transactions are reported for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Management, Investment Advisory and Distribution Agreements

SEI Investments Fund Management (the "Manager") and the Trust are parties to a management agreement dated September 30, 1988, under which the Manager provides management, administrative and shareholder services to the Trust for an annual fee equal to .45% of the average daily net assets of the International Equity Fund, .60% of the average daily net assets of the International Fixed Income Fund, and .65% of the average daily net assets of the Emerging Markets Equity and Emerging Markets Debt Funds. The Manager has voluntarily agreed to waive all or a portion of its fees and, if necessary, reimburse other operating expenses in order to limit the operating expenses of each Fund.

     SEI Investments Management Corporation ("SIMC") acts as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds. Under the Invest-ment Advisory Agreement, SIMC receives an annual fee of .505% of the average daily net assets of the International Equity Fund, 1.05% of the average daily net assets of the Emerging Markets Equity Fund, and .85% of the average daily net assets of the Emerging Markets Debt Fund.

     As of September 30, 1999, pursuant to Sub-Advisory Agreements with SIMC, Acadian Asset Manage-ment, Inc., Capital Guardian Trust Company, Scottish Widows Investment Management Ltd., SG Pacific Asset Management Inc. (formally Yamaichi Capital Management, Inc.) and Oechsle International Advisors serve as Sub-Advisers to the International Equity Fund, and SG Pacific Asset Management Inc. (formally Yamaichi Capital Management. Inc.), Morgan Stanley Asset Management Inc., Nicholas-Applegate Capital Management Inc., Coronation Asset Management (Proprietary) Limited, and Credit Suisse Asset Management Limited serve as Sub-Advisers to the Emerging Markets Equity Fund. Salomon Brothers Asset Management, Inc. serves as the Sub-Adviser to the Emerging Markets Debt Fund.

     Strategic Fixed Income, LLC, the Adviser for the International Fixed Income Fund, is a party to an investment advisory agreement with the Trust dated June 15, 1993. Under the investment advisory agreement, Strategic Fixed Income, LLC, receives an annual fee of up to .30% of the average daily net assets of the Fund. Strategic Fixed Income, LLC, has voluntarily agreed to waive all or a portion of its fee, in conjunction with the Manager, in order to limit the total operating expenses of the Fund.

     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and a registered broker-dealer, serves as each Fund's distributor pursuant to a distribution agreement with the Trust. Effective April 15, 1996, the Trust adopted a shareholder servicing plan (the "Class A Plan") pursuant to which a shareholder servicing fee of up to .25% of the average daily net assets attributable to the Class A shares are paid to the Distributor. Under the Class A Plan, the Distributor may perform, or may compensate other service providers for performing certain shareholder and administrative services.

     The International Equity Fund has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to which a 12b-1 fee of up to .30% of the average daily net assets attributable to the Class D shares is paid to the Distributor. As of September 30, 1999, the Distributor was taking a fee under the Class D Plan of .25% of the average daily net assets attributable to Class D shares. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Under both the Class A Plan and the Class D Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. In addition, Class D shares incur transfer agency fees of up to .15% of the average daily net assets. Class D is also subject to a 5% sales load on purchases of shares.

     Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of the Manager. Compensation of Officers and affiliated Trustees is paid by the manager.

     For the year ended September 30, 1999, the Funds paid commissions of $660,238 to affiliated broker-dealers.

4. Organizational Costs

Organizational costs have been capitalized by the Funds and are being amortized using the straight line method over sixty months beginning with the commencement of operations. In the event any of the initial shares of a Fund acquired by the Manager are redeemed during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the Manager by the Fund will be reduced by an amount equal to a pro-rata portion of the unamortized organizational costs.

     The Emerging Markets Equity and International Equity Funds also used the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Such commissions for the period ended September 30, 1999 were $4,152 and $9,959, respectively.

5. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency exchange contracts as hedges against fund positions and anticipated fund positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

     The following forward foreign currency contracts were outstanding at September 30, 1999:

                                       In      Unrealized
      Maturity        Contracts to   Exchange  Appreciation
        Dates        Deliver/Receive   For    (Depreciation)
      --------       --------------- -------- --------------
Emerging Markets Equity Fund
-----------------------------
Foreign Currency Sales:
10/1/99          GD   91,144,100   $  292,832     $ 3,639
                                   -----------    -------
                                                  $ 3,639
                                                  =======
International Equity Fund
-------------------------------------------------------
Foreign Currency Sales:
10/1/99-10/6/99  AD      503,576   $   329,020    $   481
10/4/99          CD      127,974        87,152        (89)
10/6/99-10/7/99  EC       429,601      457,154     (2,325)
10/1/99-10/5/99  JY   257,519,943    2,422,094       (878)
10/1/99-10/6/99  UK       555,714      915,494        438
                                   -----------    --------
                                   $ 4,210,914    $(2,375)
                                   -----------    --------

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999


                                       In         Unrealized
     Maturity     Contracts to      Exchange     Appreciation
      Dates      Deliver/Receive       For      (Depreciation)
     --------    ---------------    --------    --------------
Foreign Currency Purchases:
10/1/99          AD       312,204  $   204,462  $     (780)
10/1/99          CD       748,945      510,529          34
10/1/99          CH       736,964      488,444       4,641
10/1/99-10/29/99 EC     3,319,308    3,525,824      25,356
10/1/99          GD    34,247,458      110,515         884
10/1/99-10/5/99  JY   434,449,339    4,079,895       7,660
10/1/99          ND       255,048      131,860         303
10/4/99          PP     1,558,758       38,205          --
10/1/99-10/5/99  SK     2,162,702      264,544       1,760
10/5/99          UK     1,020,806    1,679,021       1,871
                                   -----------  ----------
                                   $11,033,298  $   41,730
                                   -----------  ----------
                                                $   39,355
                                                ==========

International Fixed Income Fund
--------------------------------

Foreign Currency Sales:
10/1/99-11/18/99 AD    18,441,418  $12,027,721  $   (11,115)
10/1/99-11/18/99 CD   104,101,574   70,857,732     (150,803)
10/1/99-11/18/99 CH    36,184,614   23,691,697     (571,468)
10/1/99-11/18/99 DK   270,832,473   38,225,800     (635,530)
10/1/99-11/18/99 EC   257,331,249  270,634,306   (5,471,582)
11/18/99         GD 2,898,828,938    9,262,618     (119,488)
1/11/00          HD    18,865,415    2,403,850      (21,869)
10/1/99-11/18/99 JY15,203,797,162  146,145,710    2,142,461
10/1/99-11/18/99 SK   114,425,790   13,954,494     (169,257)
10/1/99-11/18/99 UK    27,315,410   44,847,584     (134,192)
                                  ------------  -----------
                                  $632,051,512  $(5,142,844)
                                  ============  ===========
Foreign Currency Purchases:
10/1/99-11/18/99 AD     7,739,025 $  5,044,981  $     6,818
10/1/99-11/18/99 CD    71,034,947   48,335,432      109,263
10/1/99-11/18/99 CH    50,511,544   33,140,634      761,323
10/1/99-11/18/99 DK   398,695,398   56,351,794      893,082
10/1/99-11/18/99 EC   229,711,513  242,080,833    4,368,967
1/11/00          HD    18,865,415    2,395,000       30,719
10/1/99-11/18/99 JY23,153,255,452  223,645,485   (4,333,639)
10/1/99-11/18/99 SK    41,880,709    5,091,881       72,692
10/1/99-11/18/99 UK    47,968,879   78,681,707      311,546
                                  ------------  -----------
                                  $694,767,750  $ 2,220,770
                                  ------------  -----------
                                                $(2,922,074)
                                                ===========
Currency Legend
AD    Australian Dollar   HD    Hong Kong Dollar
CD    Canadian Dollar     JY    Japanese Yen
CH    Swiss Franc         ND    New Zealand Dollar
DK    Danish Kroner       PP    Philippine Peso
EC    Euro Currency       SK    Swedish Krona
GD    Greek Drachma       UK    British Pound Sterling

6. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the period ended September 30, 1999, were as follows:

                                     Purchases      Sales
                                       (000)        (000)
                                    ----------   ----------
International Equity Fund           $1,273,741   $  819,649
Emerging Markets Equity Fund           955,070      873,591
International Fixed Income Fund      1,720,523    1,563,738
Emerging Markets Debt Fund             326,378      258,486

     The International Fixed Income Fund purchased $370,578,996 and sold $369,004,832 in U.S. government securities, during the period ended September 30, 1999.

     For Federal income tax purposes, the cost of securities owned at September 30, 1999 and the net realized gains or losses on securities sold for the period then ended was different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at September 30, 1999 for the Funds is as follows:

                                              Book
                                               Net           Less:         Tax
                      Appre-      Depre-    Unrealized        Tax          Net
                      ciated      ciated     Appreciation/  Basis Ad-   Appreciation/
                    Securities  Securities  (Depreciation)  justments  (Depreciation)
                       (000)       (000)      (000)           (000)        (000)
                    ----------  ----------  --------------  ---------  --------------
International Equity
   Fund               $324,874   $(50,869)   $274,005       $ 3,301      $270,704
Emerging Markets
   Equity Fund         201,958    (38,029)    163,929*       16,893       147,036
International Fixed
   Income Fund          25,725     (7,867)     17,858         6,180        11,678
Emerging Markets
   Debt Fund            14,944    (26,171)    (11,227)        2,271       (13,498)



*Net of $365,920 charge in accrued foreign withholding tax on appreciated securities.

Subsequent to October 31, 1998, the following Funds had recognized net capital and net foreign currency losses that have been deferred to 1999 for tax purposes and can be used to offset future capital and foreign currency gains at September 30, 2000. The Funds also had capital loss carry-forwards at September 30, 1999, that can be used to offset future capital gains.

                       Post           Post       Capital Loss
                     10/31/98       10/31/98      Carryovers
                      Capital       Currency       Expiring
                   Loss Deferral  Loss Deferral    2005-2007
                   -------------  -------------  ------------
International Equity        --      $   763,608            --
Emerging Markets Equity     --      $ 2,270,017  $192,655,877
International Fixed
 Income             $3,078,291      $16,120,609            --
Emerging Markets Debt       --               --  $ 30,471,978

7. Futures Contracts
The International Equity Fund had futures contracts open as of September 30, 1999:

  Contract                Number of    Trade   Settlement    Unrealized
 Description              Contracts    Price      Month      Gain/(Loss)
 -----------              ---------    -----   ----------    ----------
Australia Ords Index          2        2,924   December 99   $ (1,349)
Australia Ords Index          4        2,927   December 99     (2,894)
Australia Ords Index          1        2,919   December 99      (593)
Australia Ords Index          2        2,896   December 99      (435)
Australia Ords Index          1        2,940   December 99      (937)
Australia Ords Index          1        2,943   December 99      (986)
Australia Ords Index          1        2,898   December 99      (251)
Australia Ords Index          1        2,899   December 99      (267)

CAC 40 Index                  8        4,704   December 99    (7,620)
CAC 40 Index                 20        4,700   December 99   (18,192)
CAC 40 Index                 10        4,629   December 99    (1,628)
CAC 40 Index                  7        4,575   December 99     2,816
CAC 40 Index                  3        4,629   December 99      (484)
CAC 40 Index                  7        4,613   December 99        16
CAC 40 Index                  7        4,554   December 99     4,397

DAX Index                     2        5,364   December 99   (10,932)
DAX Index                     3        5,375   December 99   (17,256)
DAX Index                     7        5,410   December 99   (46,584)
DAX Index                     3        5,280   December 99    (9,779)
DAX Index                     3        5,209   December 99    (4,194)
DAX Index                     1        5,270   December 99    (2,991)
DAX Index                     3        5,189   December 99    (2,634)
DAX Index                     3        5,150   December 99       468

FT-SE 100 Index               7        6,045   December 99     4,466
FT-SE 100 Index               9        6,100   December 99    (2,364)
FT-SE 100 Index              15        6,128   December 99   (10,791)
FT-SE 100 Index              12        5,978   December 99    20,735
FT-SE 100 Index               8        5,970   December 99    14,885
FT-SE 100 Index               3        6,113   December 99    (1,470)
FT-SE 100 Index               7        6,101   December 99    (2,020
FT-SE 100 Index               9        6,072   December 99     1,689

Hang Seng Index               6       13,042   October 99    (11,857)
Hang Seng Index               1       12,950   October 99     (1,384)
Hang Seng Index               1       12,920   October 99     (1,191)
Hang Seng Index               1       12,890   October 99       (998)

IBEX 35 Index                 1        9,645   October 99     (1,587)
IBEX 35 Index                 2        9,730   October 99     (4,943)
IBEX 35 Index                 2        9,685   October 99     (4,002)
IBEX 35 Index                 1        9,686   October 99     (2,011)



  Contract                Number of    Trade   Settlement    Unrealized
 Description              Contracts    Price      Month      Gain/(Loss)
 -----------              ---------    -----   ----------    ----------
IBEX 35 Index                 1        9,687   October 99   $ (2,022)
IBEX 35 Index                 2        9,650   October 99     (3,267)
IBEX 35 Index                 1        9,600   October 99     (1,108)
IBEX 35 Index                 2        9,690   October 99     (4,110)
IBEX 35 Index                 1        9,537   October 99       (432)

NIKKEI 225 Index              8       17,430   December 99     3,655
NIKKEI 225 Index              8       17,150   December 99    14,380
NIKKEI 225 Index             20       17,560   December 99    (2,437)
NIKKEI 225 Index             19       17,020   December 99    47,195
NIKKEI 225 Index              5       17,030   December 99    12,349
NIKKEI 225 Index             10       17,270   December 99    13,392
NIKKEI 225 Index              7       17,350   December 99     6,742

MIB 30 Index                  2       34,860   December 99    (9,492)
MIB 30 Index                  1       34,615   December 99    (3,468)
MIB 30 Index                  1       34,755   December 99    (4,196)
MIB 30 Index                  1       34,485   December 99    (2,779)
MIB 30 Index                  1       34,640   December 99    (3,590)
                                                            --------
                                                            $(64,340)
                                                            ========



8. Concentration of Risks

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet its obligations may be affected by economic and political developments in a specific country, industry or region.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999

9. Loan Participations and Brady Bonds

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the bor-rower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

     Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of SEI Institutional International Trust

In our opinion, the accompanying statements of net assets of the International Equity, Emerging Markets Equity and International Fixed Income Funds and the statement of assets and liabilities, including the schedule of investments, of the Emerging Markets Debt Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity, Emerging Markets Equity, International Fixed Income, and Emerging Markets Debt Funds (constituting the SEI Institutional International Trust, hereafter referred to as the "Trust") at September 30, 1999 and the results of each of their operations for the year then ended, and the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 12, 1999

NOTICE TO SHAREHOLDERS
-------------------------------------------------------------------------------
SEI Institutional International Trust -- September 30, 1999 (Unaudited)


For shareholders that do not have a September 30, 1999 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1999 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 1999 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year.

                                         LONG TERM                     ORDINARY
                                       CAPITAL GAINS                    INCOME
                                      DISTRIBUTIONS                  DISTRIBUTIONS
PORTFOLIO                               (TAX BASIS)                   (TAX BASIS)                    TOTAL
---------                             --------------                 -------------                   -----
International Equity                        45%                           55%                        100%
Emerging Markets Equity                      0%                          100%                        100%
International Fixed Income                   1%                           99%                        100%
Emerging Markets Debt                        0%                          100%                        100%


----------------------
SEI INSTITUTIONAL
INTERNATIONAL TRUST
----------------------
ANNUAL REPORT
----------------------
September 30, 1999


Robert A. Nesher
Chairman
Trustees
William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.

Officers
Edward D. Loughlin
President and Chief Executive Officer

Mark E. Nagle
Controller, Chief Financial Officer

Todd Cipperman
Vice President, Assistant Secretary

Kevin P. Robins
Vice President, Assistant Secretary

Cynthia M. Parrish
Vice President, Assistant Secretary

Lydia A. Gavalis
Vice President, Assistant Secretary

Lynda J. Striegel
Vice President, Assistant Secretary

James R. Foggo
Vice President, Assistant Secretary

Robert Ludwig
Vice President, Assistant Secretary

Richard W. Grant
Secretary

Investment Advisors

International Equity Fund
SEI Investments Management Corporation

Emerging Markets Equity Fund
SEI Investments Management Corporation

International Fixed Income Fund
Strategic Fixed Income LLC

Emerging Markets Debt Fund
SEI Investments Management Corporation

Manager and Shareholder Servicing Agent
SEI Investments Fund Management

Distributor
SEI Investments Distribution Co
 .
Independent Accountants
PricewaterhouseCoopers LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal. SEI Investments Distribution Co., the Distributor of the SEI Funds, is not affiliated with any bank.

For more information call 1[Bullet] 800 [Bullet] DIAL[Bullet] SEI / 1 [Bullet] 800 [Bullet] 342 [Bullet] 5734

SEI Investments
    Distribution
    Co.
Oaks, PA 19456-1100
800-DIAL-SEI/800-342-5734


SEI-F--18-09